                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

       SANTA ANITA OPERATING COMPANY      SANTA ANITA REALTY ENTERPRISES, INC.
--------------------------------------------------------------------------------
         (Name of Registrant as                  (Name of Registrant as
       Specified In Its Charter)               Specified In Its Charter)
--------------------------------------------------------------------------------
       (Name of Person(s) Filing               (Name of Person(s) Filing
       Proxy Statement, if other               Proxy Statement, if other
          than the Registrant)                    than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $250 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

         Logo              THE SANTA ANITA COMPANIES

SANTA ANITA OPERATING COMPANY             SANTA ANITA REALTY ENTERPRISES, INC.
285 WEST HUNTINGTON DRIVE                 301 WEST HUNTINGTON DRIVE, SUITE 405
P.O. BOX 60014                            P.O. BOX 60025
ARCADIA, CALIFORNIA 91066-6014            ARCADIA, CALIFORNIA 91066-6025

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                              TUESDAY, MAY 2, 1995

TO THE SHAREHOLDERS OF SANTA ANITA OPERATING COMPANY AND
 SANTA ANITA REALTY ENTERPRISES, INC.

    The Annual Meetings of Shareholders of SANTA ANITA OPERATING COMPANY ("OPERATING COMPANY") and SANTA ANITA REALTY ENTERPRISES, INC. ("REALTY") will be held in the Club House of Santa Anita Park, 285 West Huntington Drive, Arcadia, California, on Tuesday, May 2, 1995 at 10:00 A.M. and 10:30 A.M., respectively, for the following purposes:

    1.  To elect two Directors of Operating Company for terms to expire in 1998;

    2.  To elect three Directors of Realty for terms to expire in 1998;

    3.  To approve the Santa Anita Operating Company 1995 Share Award Plan;

    4. To approve the Santa Anita Realty Enterprises, Inc. 1995 Share Award Plan; and

    5. To transact such other business as may properly come before the meeting and any adjournments thereof.

    Only shareholders of record on the books of Operating Company and Realty as of the close of business on March 13, 1995 will be entitled to vote at the meeting.

KATHRYN J. McMAHON                        BRIAN L. FLEMING
Secretary                                 Secretary
Santa Anita Operating Company             Santa Anita Realty Enterprises, Inc.

Arcadia, California                       Arcadia, California
March 29, 1995                            March 29, 1995

    PROXIES ARE BEING SOLICITED BY THE RESPECTIVE BOARDS OF DIRECTORS OF OPERATING COMPANY AND REALTY. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN THE ENCLOSED PROXY CARD.

SANTA ANITA OPERATING COMPANY             SANTA ANITA REALTY ENTERPRISES, INC.
285 WEST HUNTINGTON DRIVE                 301 WEST HUNTINGTON DRIVE, SUITE 405
P.O. BOX 60014                            P.O. BOX 60025
ARCADIA, CALIFORNIA 91066-6014            ARCADIA, CALIFORNIA 91066-6025

                            ------------------------

                             JOINT PROXY STATEMENT
                             ---------------------

                        ANNUAL MEETINGS OF SHAREHOLDERS
                              TUESDAY, MAY 2, 1995
                            ------------------------

                            SOLICITATION OF PROXIES

    Your proxy in the form enclosed is solicited by the respective Boards of Directors of Santa Anita Operating Company ("Operating Company") and Santa Anita Realty Enterprises, Inc. ("Realty") (sometimes referred to as a "Company" and collectively as "The Companies") for use at the Annual Meetings of Shareholders of The Companies to be held in the Club House of Santa Anita Park, 285 West Huntington Drive, Arcadia, California on May 2, 1995 at 10:00 A.M. and 10:30 A.M., respectively. Your proxy may be revoked by you at any time prior to its use by filing with the Secretary of the appropriate Company a written revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The shares represented by the proxies received will be voted at the meeting in the manner described thereon or, if no direction is indicated (as in a situation where voting for directors is conducted by cumulative voting), the shares will be voted in accordance with the recommendations of the respective Boards of Directors. The solicitations of the proxies are being made on behalf of the respective Boards of Directors of The Companies. The cost of soliciting proxies will be borne by The Companies. Solicitations will be made primarily by mail, but regular employees of The Companies, without additional remuneration, may solicit proxies by telephone, telegram and personal interview. This proxy statement and the accompanying notice and form of proxy are being mailed to The Companies' shareholders on or about March 29, 1995.

THE PAIRING

    The outstanding shares of common stock, $.10 par value, of Operating Company ("Operating Stock"), are "paired" with the outstanding shares of common stock, $.10 par value, of Realty ("Realty Stock"), so that they are transferable and tradable only in combination as units, each unit consisting of one share of Operating Stock and one share of Realty Stock ("Paired Common Stock"). The pairing is evidenced by "back-to-back" stock certificates and the certificates bear a legend referring to the restrictions on transfer imposed by the by-laws of each Company.

    Operating Company and Realty emerged from the reorganization of Santa Anita Consolidated, Inc. ("SAC") on December 31, 1979.

    PROXIES ARE  BEING  SOLICITED  BY  THE RESPECTIVE  BOARDS  OF  DIRECTORS  OF
OPERATING COMPANY AND REALTY. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN THE ENCLOSED PROXY CARD.

OUTSTANDING STOCK, VOTING RIGHTS AND VOTING TABULATION

    Only shareholders of record on the books of The Companies as of the close of business on March 13, 1995 (the "Record Date") will be entitled to vote at the meeting. On that date there were issued and outstanding 11,143,853 shares of Operating Stock and 11,256,353 shares of Realty Stock, with each share entitled to one vote. (There are 112,500 more shares of Realty Stock outstanding than shares of Operating Stock as a result of the purchase of such shares by Operating Company to be paired with authorized but unissued shares of Operating Stock in connection with awards under Operating Company's employee benefit plans.)

    To The Companies' knowledge, the only beneficial owners of more than five percent of The Companies' voting stock are Gabelli Funds, Inc. and its affiliated entities and persons. The address of such shareholders is One
Corporate Center, Rye, New York 10580-1434. As of March 15, 1995, these shareholders collectively owned 1,104,900 shares representing 9.9% of Operating Stock and 9.8% of Realty Stock.

    With respect to the election of directors, a shareholder will be entitled to cumulate votes, i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares, if the name or names of such candidate or candidates have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. If voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for a single candidate or may be distributed among two or more candidates in such proportion as the shareholder may determine. If voting is not conducted by cumulative voting, each share will be entitled to one vote and the holders of a majority of the shares voting at the meeting will be able to elect all of the directors if they choose to do so and, in such event, the other shareholders will not be able to elect any director or directors.

    Votes cast by proxy or in person at the Annual Meetings will be counted by the persons appointed by The Companies to act as election inspectors for the Annual Meetings. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and as having voting power for purposes of determining the outcome of any question submitted to the shareholders for a vote at the Annual Meetings. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast."

    The election inspectors will treat "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter), if any are received by The Companies, as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not empowered to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be empowered to vote on other matters).

    Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card and as summarized in this Joint Proxy Statement.

                             ELECTION OF DIRECTORS

    The respective directors of The Companies are divided into three classes. Each class has a term of three years and the terms are staggered so that only one class of directors for each Company is elected annually. The nominees standing for re-election in 1995 for each Company together with the directors whose terms do not expire are listed on the following pages. Election of each of the nominees will require the affirmative vote of a majority of the stock having voting power present in person or represented by proxy at each of the Annual Meetings (assuming the presence of a quorum).

    It is intended that the proxies received will be voted for the election of the nominees named below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event any nominee will be unable to serve, or for good cause will not serve, the proxies will be voted by the proxy holders in their discretion for another person.

    Unless otherwise instructed, the proxy holders will vote to elect the two nominees for Operating Company and three nominees for Realty to terms expiring in 1998. Thomas P. Mullaney and William D. Schulte are Class III Directors and are nominees for Directors of both Operating Company and Realty. Sherwood C. Chillingworth is a Class III Director and is a nominee for Realty only.

    THE BOARD OF DIRECTORS OF OPERATING COMPANY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE TWO NOMINEES FOR THE BOARD OF DIRECTORS OF OPERATING COMPANY AND THE BOARD OF DIRECTORS OF REALTY RECOMMENDS THAT THE
SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE THREE NOMINEES FOR THE BOARD OF DIRECTORS OF REALTY NAMED IN THIS PROXY STATEMENT.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

    The tabulation below lists the nominees for election as directors and shows certain information concerning each such nominee, including the number of paired shares of Operating Stock and Realty Stock beneficially owned directly or indirectly by such nominee on March 13, 1995. The tabulation also provides such information for continuing directors whose terms of office do not expire in 1995.

             NOMINEES FOR DIRECTORS FOR TERMS WHICH EXPIRE IN 1998
                                   CLASS III

                                                                                                         AMOUNT AND
                                                                                                         NATURE OF
                                                                                                         BENEFICIAL
                                                                                                        OWNERSHIP OF
                                         PRINCIPAL BUSINESS EXPERIENCE                                  COMMON STOCK
                                          DURING PAST 5 YEARS AND ALL                        DIRECTOR     OF EACH
        DIRECTOR                          POSITIONS WITH THE COMPANIES                 AGE   SINCE(1)     COMPANY
-------------------------   --------------------------------------------------------   ---   --------   ------------
BOTH OPERATING COMPANY AND REALTY

Thomas P. Mullaney          General Partner, Matthews, Mullaney & Co. (private         62       1989        1,000
                            investment partnership) since 1991; General Partner,
                            Kidd Kamm & Co (private investment partnership)
                            1986-1991; Director, Ducommun Incorporated
                            (manufacturing)

William D. Schulte          Investor; former Vice Chairman, KPMG Peat Marwick;         62       1994        1,000
                            Director, H.F. Ahmanson & Company (thrift); Vastar
                            Resources, Inc. (energy); Leslie's Poolmart, Inc.
                            (swimming pool supplies)

REALTY ONLY

Sherwood C. Chillingworth   Vice Chairman and Chief Executive Officer, Realty since    68       1994        6,000(2)
                            1994; Executive Vice President, Oak Tree Racing
                            Association since 1993; Vice President and General
                            Counsel, Oak Tree Racing Association 1992; President,
                            Chillingworth Corporation 1975-1992.

                            PERCENT OF
                            OUTSTANDING
        DIRECTOR           COMMON STOCK
-------------------------  -------------
BOTH OPERATING COMPANY AN
Thomas P. Mullaney                 *
William D. Schulte                 *
REALTY ONLY
Sherwood C. Chillingworth          *

              CONTINUING DIRECTORS FOR TERMS WHICH EXPIRE IN 1997
                                    CLASS II

                                                                                                         AMOUNT AND
                                                                                                         NATURE OF
                                                                                                         BENEFICIAL
                                                                                                        OWNERSHIP OF
                                         PRINCIPAL BUSINESS EXPERIENCE                                  COMMON STOCK
                                          DURING PAST 5 YEARS AND ALL                        DIRECTOR     OF EACH
        DIRECTOR                          POSITIONS WITH THE COMPANIES                 AGE   SINCE(1)     COMPANY
-------------------------   --------------------------------------------------------   ---   --------   ------------
William C. Baker            President, Red Robin International, Inc., since 1993;      61       1991        6,400
                            Investor 1988-1993; Chief Executive Officer, Del Taco,
                            Inc., 1976-1988; Director, Callaway Golf Company;
                            Storage Equities, Inc. (public storage)

Stephen F. Keller           Chairman, Chief Executive Officer and President,           56       1991       53,188(3)
                            Operating Company since 1993; Chairman, Realty since
                            1992; President, Operating Company since 1991; Attorney,
                            Fulbright & Jaworski 1991; Vice Chairman, Seidler Amdec
                            Securities, Inc., 1988-1990; Attorney, Lillick & McHose,
                            1962-1990; Director, Leslie's Poolmart, Inc. (swimming
                            pool supplies); Member of Board of Trustees, The
                            Northwestern Mutual Life Insurance Company

OPERATING COMPANY ONLY

Clifford C. Goodrich        Vice President, Operating Company since 1989; President    52       1989       28,769(4)
                            and General Manager, Los Angeles Turf Club, Incorporated
                            ("LATC"), a wholly-owned subsidiary of Operating
                            Company, since 1989; Assistant General Manager, LATC
                            1980-1989

                            PERCENT OF
                            OUTSTANDING
        DIRECTOR           COMMON STOCK
-------------------------  -------------
William C. Baker                   *
Stephen F. Keller                  *
OPERATING COMPANY ONLY
Clifford C. Goodrich               *

              CONTINUING DIRECTORS FOR TERMS WHICH EXPIRE IN 1996
                                    CLASS I

                                                                                                         AMOUNT AND
                                                                                                         NATURE OF
                                                                                                         BENEFICIAL
                                                                                                        OWNERSHIP OF
                                         PRINCIPAL BUSINESS EXPERIENCE                                  COMMON STOCK
                                          DURING PAST 5 YEARS AND ALL                        DIRECTOR     OF EACH
        DIRECTOR                          POSITIONS WITH THE COMPANIES                 AGE   SINCE(1)     COMPANY
-------------------------   --------------------------------------------------------   ---   --------   ------------
Thomas J. Barrack, Jr.      Chief Executive Officer, Colony Capital, Inc. and Colony   47       1995            0
                            Advisors, Inc. (real estate investment) since 1991;
                            Partner, Robert M. Bass Group, Inc.(now Keystone, Inc.,
                            real estate investment) 1987-1991; Director, Continental
                            Airlines, Inc.

Richard S. Cohen            Attorney, Law Offices of Richard S. Cohen and Donna        59       1969       10,443(5)
                            Frost Cohen since 1991; President, Four Seas
                            Restaurants, Inc. (restaurant franchisee) since 1988

Arthur Lee Crowe            Investor; Vice Chairman, Realty and Operating Company      71       1960      342,910(6)
                            since 1988

J. Terrence Lanni           Investor; President and Chief Operating Officer, Caesars   52       1995       10,000
                            World Inc. 1981-1995

REALTY ONLY

Taylor B. Grant             Investor; Receiver - Superior Court, State of California   45       1988          141(7)
                            since 1993; Chief Executive Officer, Optima Asset
                            Management Services (management consulting) 1992-1993;
                            President, Grant Building Company 1988-1992 (real
                            estate)

                            PERCENT OF
                            OUTSTANDING
        DIRECTOR           COMMON STOCK
-------------------------  -------------
Thomas J. Barrack, Jr.             0
Richard S. Cohen                   *
Arthur Lee Crowe                   3.1  %
J. Terrence Lanni                  *
REALTY ONLY
Taylor B. Grant                    *

--------------------------

*    Less than one percent (1%) of the outstanding Common Stock.

(1)  Includes years served as a director of SAC.

(2) Represents 6,000 shares which Mr. Chillingworth has a fully-vested option to acquire.

(3) Includes 46,200 shares which Mr. Keller has a fully-vested option to acquire, 681 fully vested shares allocated to Mr. Keller in the Thrift Plan and 7,000 shares held indirectly by trust for which Mr. Keller acts as trustee. Excludes 86,322 shares of Restricted Stock awarded to Mr. Keller subject to shareholder approval of Operating Company's 1995 Share Award
     Plan at the Annual Meeting. See "Restricted Stock Awards to be Made under the 1995 Operating Plan to Certain Executive Officers" at page 18 of this joint proxy statement.

(4)  Includes 26,000  shares which  Mr. Goodrich  has a  fully-vested option  to acquire  and 1,769  fully vested  shares allocated  to Mr.  Goodrich in the
     Thrift Plan.  Excludes 40,325  Shares of  Restricted Stock  awarded to  Mr.
     Goodrich  subject to shareholder approval of Operating Company's 1995 Share
     Award Plan.  See  "Restricted  Stock  Awards to  be  Made  under  the  1995
     Operating  Plan to  Certain Executive  Officers" at  page 18  of this joint proxy statement.

(5) Includes 5,443 shares held indirectly by trusts for which Mr. Cohen acts as trustee. Includes 5,000 shares held in trust for the benefit of Mr. Cohen's adult sister for which Mr. Cohen has voting power.

(6)  Includes 159,871 shares beneficially owned by Mr. Crowe's spouse.  Includes
     183,039 shares held in trust for the benefit of non-immediate family members and a charitable organization for which Mr. Crowe's spouse has voting power.

(7) Represents shares owned by Mr. Grant's children in which Mr. Grant disclaims beneficial interest. Taylor B. Grant is the son of Robert H.
     Grant.

    Mr. Robert H. Grant, currently a Class III director of both Operating Company and Realty, will retire from each Board effective May 2, 1995 and, consequently, is not standing for re-election at the Annual Meetings. As of March 13, 1995, Mr. Grant beneficially owned 387,622 shares of Paired Common Stock, representing 3.5% of the outstanding Paired Common Stock.

INFORMATION REGARDING THE BOARDS OF DIRECTORS FOR SANTA ANITA
OPERATING COMPANY AND SANTA ANITA REALTY ENTERPRISES, INC.

    Each of the Boards of Directors has created and delegated certain authority to an Executive Committee, an Audit Committee, a Compensation Committee, and a Nominating Committee.

    The Executive Committees of Operating Company and Realty both consist of Stephen F. Keller (Chairman), Thomas J. Barrack, Jr., Robert H. Grant, J. Terrence Lanni and Thomas P. Mullaney. Prior to March 20, 1995, the Committees consisted of Stephen F. Keller, Arthur Lee Crowe (Vice Chairman), Robert H. Grant (Vice Chairman), Richard S. Cohen, and, until his retirement from the Boards on March 17, 1995, Robert E. Morgan. Mr. Grant will retire from the Boards and these Committees on May 2, 1995. The Executive Committees have and may exercise all of the power of the Boards of Directors in the management of the business and affairs of Operating Company and Realty, subject to certain limitations imposed by Delaware law and, in the case of Realty's Executive Committee, to the further limitation that it may not approve equity real estate investments by Realty in excess of $7,500,000. The Executive Committee of Operating Company met three times and the Executive Committee of Realty met five times during the year ended December 31, 1994.

    The Audit Committees of Operating Company and Realty both consist of William
D. Schulte (Chairman), William C. Baker, Richard S. Cohen and J. Terrence Lanni. Prior to March 20, 1995, Arthur Lee Crowe served on each Committee and Taylor B. Grant served on Realty's Audit Committee. Until March 17, 1995, Robert E. Morgan served on the Audit Committees of both Companies and until their resignations from the respective Boards in January 1995, John Strub served on Operating Company's Audit Committee and Charles H. Strub, II served on Realty's Audit Committee. The Audit Committees perform numerous functions, including recommending the engagement of an independent accounting firm to the respective Boards of Directors, meeting with the independent accounting firm to discuss the scope and conduct of its annual audit, and the institution of generally accepted accounting principles. In addition, the Committees make inquiries about and discuss policies and procedures with respect to principles of business conduct, financial and accounting controls, compliance with the Foreign Corrupt Practices Act of 1977, areas of special concern and other related matters. The Audit Committees also review with management the methodology and key assumptions supporting The Companies' respective annual operating budgets and business plans. The Audit Committees of both Operating Company and Realty met on four occasions during the year ended December 31, 1994.

    The Compensation Committees of Operating Company and Realty both consist of Thomas P. Mullaney (Chairman), William C. Baker, Thomas J. Barrack, Jr. and Arthur Lee Crowe. In addition, until their resignations from the respective
Boards   in  January  1995,  Linda  K.  Mennis  served  on  Operating  Company's
Compensation Committee and Robert H. Strub served on Realty's Compensation Committee. Each of the Compensation Committees annually reviews the performance and effectiveness of the Chief Executive Officer and recommends annual compensation levels for the Chief Executive Officer to the Board of Directors. Each of the Committees also sets the compensation of all other executive officers, approves all grants of stock options and administers The Companies' respective stock option programs, pension plans and other executive and employee compensation, retirement and benefit plans. The Compensation Committee for Operating Company met five times and the Compensation Committee for Realty met seven times during the year ended December 31, 1994.

    The Nominating Committees of Operating Company and Realty both consist of Richard S. Cohen (Chairman), Arthur Lee Crowe, Robert H. Grant, Stephen F. Keller and William D. Schulte. Prior to March 20, 1995, Thomas P. Mullaney served on the Committees in the place of Mr. Schulte. Mr. Grant will retire from the Boards and these Committees on May 2, 1995. Each of the Nominating Committees establishes criteria for Board membership, selects candidates for nomination as members of the Board, recommends the number of directors, conducts annual reviews of the qualifications and effectiveness of incumbent directors and makes recommendations on the election of officers. Each of the Committees also reviews questions of corporate governance and reviews and makes recommendations with respect to any conflicts of interest that may affect directors or executive officers. The Nominating Committees will consider candidates for appointment to the Boards of Directors recommended by The Companies' shareholders. Such recommendations should be made in writing, addressed to the appropriate Nominating Committee, and forwarded to the attention of the Secretary of either Operating Company or Realty. The Nominating Committee of Operating Company met on four occasions and the Nominating Committee for Realty met on six occasions during the year ended December 31, 1994.

    During the year ended December 31, 1994, all of the directors attended at least 75%, in the aggregate, of the meetings of the Boards of Directors and Committees of both Operating Company and Realty of which they were members, for the periods in which they were members. During the past year, the Board of Directors of Operating Company met seven times and the Board of Directors of Realty met eight times.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the directors and officers of The Companies to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes of ownership of common stock of The Companies. Such officers and directors are required by SEC regulation to furnish The Companies with copies of all Section 16(a) forms they file.

    To The Companies' knowledge, based solely on a review of the copies of such reports furnished to The Companies and written representations that no other reports were required, during the fiscal year ended December 31, 1994, each of its officers and directors complied with all applicable Section 16(a) filing requirements.

                               PROPOSAL TO ADOPT
                         SANTA ANITA OPERATING COMPANY
                             1995 SHARE AWARD PLAN

    At the Annual Meeting, shareholders will be asked to approve the Santa Anita Operating Company 1995 Share Award Plan (the "1995 Operating Plan") which was adopted by Operating Company's Board of Directors on December 15, 1994. If approved by shareholders, the 1995 Operating Plan will replace Operating Company's 1984 Stock Option Program, which expires (except as to outstanding stock options) at the close of business on May 3, 1995.

    The following summary of the 1995 Operating Plan is qualified in its entirety by the full text of the 1995 Operating Plan, a copy of which is available for review at the principal office of Operating Company, and will be furnished to shareholders without charge upon written request to the Shareholder Relations Office of the Companies at P.O. Box 60014, Arcadia, California 91066-6014.

GENERAL DESCRIPTION OF THE 1995 OPERATING PLAN

    The purpose of the 1995 Operating Plan is to promote the success of Operating Company and its subsidiaries and the interests of shareholders by providing an additional means (through the grant of incentive awards related to equity interests in and the financial performance of Operating Company and Realty) to attract, retain, motivate and reward employees and certain other eligible individuals who perform substantial services for Operating Company and its subsidiaries.

    ADMINISTRATION.    The  1995  Operating Plan  will  be  administered  by the
Compensation Committee of the Board of Directors (the "Committee"), which consists of two or more members of the Board of Directors, each of whom must be a "Disinterested" and "Outside" Director as such terms are defined for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 162(m) of the Internal Revenue Code (the "Code"). The Committee will have the authority to determine the persons to be granted awards under the 1995 Operating Plan and to determine the specific terms and conditions of such awards, including, without limitation, the number of shares of Paired Common Stock subject to each award, the price to be paid for the shares of Paired Common Stock and any performance or other vesting criteria. The Committee will make all other determinations necessary or advisable for the administration of the 1995 Operating Plan.

    ELIGIBILITY. Any officer (whether or not a director) or employee of Operating Company or its subsidiaries, and any individual consultant, advisor or (to the extent such participation would not adversely affect Operating Company's ability to comply with certain securities and other applicable laws) agent who renders or has rendered BONA FIDE services (other than services in connection with the offering or sale of securities of Operating Company in a capital raising transaction) to Operating Company, is eligible for selection to participate in the 1995 Operating Plan. Non-employee directors are not eligible to receive awards under the 1995 Operating Plan. Approximately 25 employees of Operating Company and its subsidiaries, including officers, are considered eligible to participate in the 1995 Operating Plan at the present time, subject to the power of the Committee to determine all eligible employees to whom awards will be granted.

    SHARES AVAILABLE FOR AWARDS. A maximum of 780,000 shares of Paired Common Stock may be issued to eligible persons under the 1995 Operating Plan. The number of awards payable solely in cash, together with the number of awards payable in cash or shares that are actually paid in cash and the aggregate number of shares of Paired Common Stock that may be delivered under the 1995 Operating Plan, shall not exceed 780,000. Awards payable solely in cash that are not treated as derivative securities under Rule 16b-3 do not count against this limit. The maximum number of stock options ("Options") and stock appreciation rights ("SAR's") (whether payable in shares or cash) that may be granted to an eligible person during any one-year period shall not exceed 150,000.

    The number and kind of shares available under the 1995 Operating Plan are subject to adjustment in the event of certain reorganizations, recapitalizations, stock splits, stock dividends, distributions or other similar extraordinary transactions or events in respect of Operating Company, Operating Stock or Realty Stock. Shares of Paired Common Stock relating to (i) Options or SAR's which are not exercised, (ii) Restricted Stock Awards which do not vest,
(iii) Performance Share Awards which are not issued, or (iv) any award which is not exercised or converted or which expires or is cancelled, terminated or forfeited (or certain cash awards with respect to shares of Paired Common Stock that are not vested or paid) will again become available for regrant and award purposes under the 1995 Operating Plan to the extent permitted by law. Shares of Paired Common Stock that are issued pursuant to awards and subsequently reacquired by Operating Company or Realty pursuant to the terms and conditions of the awards also shall be available for reissuance under the 1995 Operating Plan to the extent permitted by law. Additional rules for determining the number of shares or cash only awards authorized under the 1995 Operating Plan may be adopted by the Committee consistent with applicable law.

    VESTING AND AWARD PERIODS; DEFERRED PAYMENTS. Except as may be provided in the award agreement, no award made under the 1995 Operating Plan shall be exercisable or shall vest for a period of six months after the award date. Each award shall expire on such date as is determined by the Committee, but in the case of Options or other rights to acquire shares of Paired Common Stock, not later than ten (10) years after the award date.

    The Committee may authorize the deferral of any payment of cash or issuance of shares of Paired Common Stock under the 1995 Operating Plan at the election and request of a participant.

    LOANS TO FINANCE EXERCISE OF AWARDS. Operating Company, with the Committee's approval, may loan to a participant funds sufficient to exercise or pay for any award made under the 1995 Operating Plan. Each such loan shall be evidenced by a promissory note bearing interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code. The note shall provide for full recourse against the participant and shall be repaid over a period of time not to exceed five years, with 10% minimum annual installments and a 60% balloon of principal payable at the end of the fifth year; provided that Operating Company may demand payment, in addition to such installments, as may be required for it to remain in compliance with any applicable state or federal regulation. Unless the Committee otherwise determines, the note in most circumstances will become due and payable ten (10) business days following any termination of the participant's employment with Operating Company. In addition, Operating Company may loan the participant funds sufficient to pay the tax liability, if any, resulting from the exercise, payment or vesting of the award; the terms of such a loan need not conform to the foregoing provisions.

    TRANSFERABILITY. Awards under the 1995 Operating Plan are not transferable by a participant other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order or another exception to the transfer restrictions under Rule 16b-3. Amounts payable or shares of Paired Common Stock issuable pursuant to an award will be paid only to the participant (during his or her lifetime), the participant's beneficiaries or representatives or to the extent permitted by law and Rule 16b-3, to a third party pursuant to such conditions as the Committee may establish; provided, however, that to the extent permitted by law, the Committee may establish procedures for payments to third parties or "cashless exercises" with unaffiliated third parties who provide financing or otherwise facilitate the exercise of awards consistent with applicable legal standards.

AWARDS THAT MAY BE GRANTED UNDER THE 1995 OPERATING PLAN.

    OPTIONS. An Option is the right to purchase shares of Paired Common Stock at a future date at a specified price ("Option price"). Under the 1995 Operating Plan, each participant, at the time of grant, will be granted Options to acquire an equal number of shares of Operating Stock and Realty Stock. The purchase price of each share of Paired Common Stock covered by an Option will be determined by the Committee, but will in no event be less than 100% of the fair market value (as defined in the 1995 Operating Plan) of such shares of Paired Common Stock on the date such Option is granted. The closing price of a share of Paired Common Stock, as reported on the New York Exchange Composite Tape on March 13, 1995, was $16.375.

    An Option with respect to Operating Stock may either be an incentive stock option, as defined in the Code, or a nonqualified stock option. Options for the related Realty Stock will be non-qualified stock options. Incentive stock options may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of Operating Company unless the Option price with respect to the Operating Stock is at least 110% of the fair market value of the Operating Stock subject to the Option and such Option by its terms is not exercisable after expiration of five years from the date such Option is granted; in such event, the portion of the Option price with respect to Realty Stock is not required to exceed 100% of the fair market value of such Realty Stock. The aggregate fair market value of the Operating Stock (determined at the time the Option is granted) for which incentive stock options may be first exercisable by an Option holder during any calendar year under the 1995 Operating Plan or any other plan of the Company or its subsidiaries may not exceed $100,000. A nonqualified stock option is not subject to any of these limitations.

    Full payment for shares purchased on the exercise of any Option shall be made at the time of such exercise in one or a combination of the following methods: (i) cash, (ii) check, (iii) promissory note by the Option holder in favor of Operating Company, (iv) third party payment (if authorized by the Committee), (v) the delivery of shares of Paired Common Stock already owned by the participant, or (vi) requesting that Operating Company reduce the number of shares of Paired Common Stock by a number of shares of Paired Common Stock with a fair market value equal to the Option exercise price. In addition, Option holders may be permitted to offset or surrender stock or deliver already owned stock in satisfaction of applicable tax withholding requirements.

    Subject to early termination or acceleration provisions (which are summarized below), an Option generally will be exercisable, in whole or in part, from the date specified in the related award agreement until the expiration date determined by the Compensation Committee. Unless the award agreement provides otherwise, Options are not exercisable until at least six months after the award date. In no event, however, is an Option exercisable prior to six months, or after ten years, from its date of grant.

    The Committee may grant to a holder of an Option under the 1995 Operating Plan, if he or she is otherwise eligible and (where consent is required) consents, a new or modified award in lieu of an award previously granted with respect to a number of shares, at an exercise price and for a length of time, which is greater or lesser that under the earlier award, or may do so by cancellation and regrant, amendment, substitution or otherwise, subject only to the general limitations described in the 1995 Operating Plan or under applicable law.

    DIVIDEND EQUIVALENTS. The Committee may, at the time of granting an Option, grant Dividend Equivalents attributable to shares of Paired Common Stock subject to the Option. Dividend Equivalents are cash payments representing all or a portion of the value of dividends per share of Paired Common Stock paid by Operating Company and Realty, calculated with reference to the number of shares of Paired Common Stock subject to the Option, and are paid on a dividend payment date to the Option holder. Dividend Equivalents shall be paid only to the extent the Option is unexercised as of the dividend record date, and may be granted for a portion of the time period during which the Option is unexercised.

    STOCK APPRECIATION RIGHTS. In its discretion, the Committee may grant to a participant a SAR. A SAR is a right to receive a number of shares of Paired Common Stock or an amount of cash, or a combination of shares of Paired Common Stock and cash, the aggregate amount or value of which is determined by reference to a change in the fair market value of the shares of Paired Common Stock.

    SAR's may be granted either concurrently with the grant of another award or in respect of an outstanding award, in whole or in part, or independently of any other award. The Committee, in its discretion, may provide for payment upon exercise of a SAR to be solely in shares of Paired Common Stock (valued at fair market value at date of exercise), in cash, or in a combination of shares of Paired Common Stock and cash, or leave the election of same to the participant, subject to any applicable legal requirements.

    RESTRICTED STOCK AWARDS. A Restricted Stock Award typically is an award for a fixed number of shares of Paired Common Stock subject to vesting requirements and other restrictions. The Committee specifies the price, if any, the participant must pay for such shares of Paired Common Stock and the restrictions (which may include performance standards) imposed on such shares of Paired Common Stock which shall not terminate earlier than six months after the award date, unless the award provides otherwise. Restricted Stock awarded to a participant may not be voluntarily or involuntarily sold, assigned, transferred, pledged or encumbered during the restricted period (i.e., prior to the vesting date) and, unless the Committee otherwise determines, must be returned to Operating Company if the participant terminates employment prior to the vesting date. Unless otherwise provided in the award agreement, recipients of Restricted Stock Awards shall have voting rights and receive dividends on the restricted shares prior to the time the restrictions lapse.

    PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant one or more Performance Share Awards to any eligible person based upon such factors (including the contributions, responsibilities and other compensation of the person) as the Committee shall deem relevant in light of the specific type and terms of the award. The amount of cash or shares of Paired Common Stock or other property that may be deliverable pursuant to such an award is based upon the degree of attainment over a specified period (a "performance cycle") of such measure(s) of performance of Operating Company (or any part thereof) or the participant as may be established by the Committee.

    An award agreement shall specify the maximum number of shares of Paired Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the participant, the duration of the award and the conditions upon which delivery of any shares of Paired Common Stock or cash to the participant shall be based.

    STOCK BONUSES. The Committee may grant a stock bonus of shares of Paired Common Stock to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares of Paired Common Stock so awarded shall be determined by the Committee and may be granted independently or in lieu of a cash bonus.

OTHER MISCELLANEOUS PROVISIONS

    ADJUSTMENTS; ACCELERATION. The 1995 Operating Plan contains provisions relating to adjustments for changes in Operating Stock or Realty Stock upon certain specified events. The number and kind of shares available under the 1995 Operating Plan, as well as the number, kind and price of shares subject to outstanding awards, is subject to adjustment in the event of a reorganization, merger, sale of assets, recapitalization, stock split, stock dividend, exchange offer or similar events.

    The 1995 Operating Plan also provides for full vesting and acceleration of exercise dates of awards (subject to certain tax limitations) in the event of a Change in Control Event affecting Operating Company. Except in the case of an option award, the Committee, prior to the Change in Control Event, may determine that there shall be no such acceleration of benefits. (A Change in Control Event is generally defined as an acquisition by one person (or group of persons) of 20% of the ownership of Operating Company, the replacement of the majority of the members of the incumbent Board of Directors (excluding replacement directors nominated by the incumbent Board of Directors), mergers, sales of substantially all of Operating Company's assets, and similar transactions which result in a 20% change in ownership, and liquidation or dissolution, subject to certain exceptions.) This provision of the 1995 Operating Plan is effective only through September 30, 1997, but is subject to an automatic 60-month extension unless the Board of Directors provides notice of an amendment or change effective the date of expiration.

    TERMINATION OF EMPLOYMENT. The Committee shall establish in respect of awards granted under the 1995 Operating Plan the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination. The Committee shall have the discretion (at the time of or following any such termination) to extend the exercise period of an award and to increase the number of shares covered by the award with respect to which the award is exercisable or vested.

    TERMINATION OF OR CHANGES TO THE 1995 OPERATING PLAN. The authority to grant new awards under the 1995 Operating Plan will terminate on December 15, 2004, unless the 1995 Operating Plan is terminated prior to that time by the Board of Directors. Such termination typically will not affect rights of participants which accrued prior to such termination. The Board may, without shareholder approval, suspend or amend the 1995 Operating Plan at any time, and the Committee may, with the consent of a holder, substitute awards or modify the terms and conditions of an outstanding award, to, among other changes, extend the term (subject to maximum term limits), reduce the price, accelerate exercisability or vesting or preserve benefits of the award. Without shareholder approval, the Board may not increase the maximum number of shares which may be delivered pursuant to awards granted under the 1995 Operating Plan, materially increase the benefits accruing to participants under the 1995 Operating Plan or materially change the requirements as to the eligibility to participate in the 1995 Operating Plan. (Amendment of the 1995 Operating Plan will not, without the consent of the participant, adversely affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides.) Amendments that are permitted without shareholder approval could increase the costs to Operating Company of the 1995 Operating Plan.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE 1995 OPERATING PLAN

    The federal income tax consequences of the 1995 Operating Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the 1995 Operating Plan. State and local tax consequences are beyond the scope of this summary.

    NONQUALIFIED STOCK OPTIONS. No taxable income will be realized by an Option holder upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the Option holder will realize ordinary income in an amount measured by the excess of the fair market value of the shares of Paired Common Stock on the date of exercise over the Option price. Operating Company will be entitled to a corresponding deduction; Operating Company will also realize gain on the excess of the fair market value of the Realty Stock over its basis. Upon a subsequent disposition of the shares of Paired Common Stock, the participant will realize short-term or long-term capital gain or loss, depending on the holding period. Operating Company will not be entitled to any further deduction at that time.

    INCENTIVE STOCK OPTIONS. An Option holder who receives an incentive stock option will not be treated as receiving taxable income upon the grant of the Option or upon the exercise of the Option (but only to the extent the exercise relates to Operating Stock), provided the exercise occurs, in general, during employment or within three months after termination of employment. However, any appreciation in value of Operating Stock after the date of grant will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax. If Operating Stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the Option nor within one year after the date of exercise, any gain or loss resulting from disposition of Operating Stock will be treated as long-term capital gain or loss. If Operating Stock acquired upon exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "disqualifying disposition"), the Option holder will realize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of Operating Stock on the date of exercise over the exercise price. However, under a special rule, the ordinary income realized upon a disqualifying disposition will not exceed the amount of the Option holder's gain. Any remaining gain or any net loss will be taxed as capital gain or loss, depending on the holding period.

    Operating Company will not be entitled to any deduction as a result of the grant or exercise of an incentive stock option, or on a later disposition of the stock received, except that in the event of a disqualifying disposition Operating Company will be entitled to a deduction equal to the amount of ordinary income realized by the Option holder.

    The portion of the Option relating to Realty Stock will be treated for tax purposes as a nonqualified stock option.

    STOCK APPRECIATION RIGHTS. At the time of receiving a SAR, the participant will not recognize any taxable income. Likewise, Operating Company will not be entitled to a deduction for the SAR. Upon the exercise of a SAR, the participant will generally recognize ordinary income in an amount equal to the cash and/or fair market value of the shares received. If a participant receives stock, then the amount recognized as ordinary income becomes the participant's tax basis for determining gains or losses (taxable either as short-term or long-term capital gain or loss, depending on the holding period) on the subsequent sale of such stock. The holding period for such shares commences as of the date ordinary income is recognized. Operating Company will be entitled to a deduction in the amount and at the time that the participant first recognizes ordinary income.

    RESTRICTED STOCK. So long as the Restricted Stock remains both subject to substantial risk of forfeiture and nontransferability, no tax consequences need attach to the grant of this type of award. The recipient of Restricted Stock will recognize ordinary income equal to the excess of the fair market value of the Restricted Stock at the time the restrictions lapse over the amount, if any, which the recipient paid for the Restricted Stock. However, the recipient may elect, within 30 days after the date of receipt, to recognize ordinary income at the time of receipt in an amount equal to the fair market value of the stock (at the time of receipt) over the amount paid by the recipient. Operating Company may deduct an amount equal to the income recognized by the recipient at the time the recipient recognizes the income; Operating Company will also realize gain on the excess of the fair market value of the Realty Stock over its basis.

    The tax treatment of Restricted Stock which is disposed of will depend upon whether the recipient made an election to include the value of the stock in income when awarded. If the recipient made such an election, any disposition after the restrictions lapse will result in a long-term or short-term capital gain or loss depending upon the period the restricted stock is held. If, however, such election is made and for any reason the restrictions imposed on the Restricted Stock fail to lapse, the individual will not be entitled to a deduction. If an election is not made, disposition after the lapse of restrictions will result in short-term or long-term capital gain or loss (depending on the period of time the stock is held after the restriction lapse) equal to the difference between the amount received on disposition and the greater of the amount paid for the stock by the recipient or its fair market value at the date the restrictions lapsed.

    PERFORMANCE SHARE AWARDS. A participant who has been granted a Performance Share Award will not realize taxable income at the time of grant, and Operating Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the participant will have ordinary income, and Operating Company will have a corresponding deduction. The measure of such income and deduction will be the amount of cash and the fair market value of the shares at the time the award is paid.

    STOCK BONUS. A participant who receives a stock bonus will be taxed on the fair market value of the stock and Operating Company will have a deduction in the same amount.

    DIVIDEND EQUIVALENTS. A recipient of a Dividend Equivalent award will not realize taxable income at the time of grant and Operating Company will not be entitled to a deduction at that time. When a Dividend Equivalent is paid, the participant will recognize ordinary income, and Operating Company will be entitled to a deduction. The measure of the income and deduction will be the amount of cash paid.

    SPECIAL RULES GOVERNING PERSONS SUBJECT TO SECTION 16(B). Under the federal tax law, special rules may apply to participants in the 1995 Operating Plan who are subject to the restrictions on resale of Operating Company's common stock under Section 16(b) of the Exchange Act. These rules, which effectively take into account the Section 16(b) restrictions, apply in limited circumstances and may impact the timing and/or amount of income recognized by these persons with respect to certain stock-based awards under the 1995 Operating Plan.

    ACCELERATED PAYMENTS. If, as a result of a Change in Control Event, a participant's Options or SAR's become immediately exercisable, or if restrictions immediately lapse on Restricted Stock, or if shares covered by a Performance Share Award are immediately issued or a cash payment under an award is accelerated, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300% of the participant's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such participant's average annual taxable compensation will be subject to a 20% non-deductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

    SECTION 162(M) LIMITS. Notwithstanding the foregoing discussion of the deductibility of compensation under the 1995 Operating Plan by Operating Company, Section 162(m) of the Code would render non-deductible to Operating Company certain compensation to certain employees required to be named in the Summary Compensation Table ("Named Executive Officers") in excess of $1,000,000 in any year unless such excess compensation is performance-based (as defined) or is otherwise exempt from these new limits on deductibility. The applicable conditions of an exemption for performance-based compensation plans include, among others, a requirement that the shareholders approve the material terms of the plans. Although Operating Company believes that Options and SAR's granted under the 1995 Operating Plan (to the extent granted at a price not less than market price on the date of grant) currently are exempt from such limits as performance-based compensation, other awards under the 1995 Operating Plan may not be, if the aggregate compensation of a covered officer would exceed such limit. No assurances can be given that the applicable law or rules will not change or that compensation under the 1995 Operating Plan to such persons will be deductible to Operating Company.

    The above tax summary is based upon federal income tax laws in effect as of March 29, 1995.

RESTRICTED STOCK AWARDS TO BE MADE UNDER THE 1995 OPERATING PLAN TO CERTAIN EXECUTIVE OFFICERS

    The number and type of awards to be made under the 1995 Operating Plan in the future are not determinable at this time, as such matters are to be determined in the discretion of the Committee. However, Operating Company has entered into Exchange Agreements effective as of December 15, 1994, with each of Messrs. Keller and Goodrich pursuant to which the Committee, subject to receiving shareholder approval of the 1995 Operating Plan, has authorized awards of Restricted Stock under the 1995 Operating Plan to each of such executive officers in exchange for their agreement to release all of their rights and benefits under the Deferred Compensation Agreements ("DCA's") summarized under "Other Benefit Plans for Operating Company and Realty -- Deferred Compensation Arrangements." In the case of Mr. Keller, the shares of Restricted Stock will be issued to a living trust established for the benefit of him and his wife. The following table sets forth the number of shares and the value (as of the award date) of the Restricted Stock which is subject to these awards:

                               NEW PLAN BENEFITS
                         SANTA ANITA OPERATING COMPANY
                             1995 SHARE AWARD PLAN

                                                                                     NUMBER OF SHARES
NAME AND POSITION                                              DOLLAR VALUE ($)     OF RESTRICTED STOCK
------------------------------------------------------------   ----------------   -----------------------
Stephen F. Keller,
 President and Chief Executive Officer......................   $     1,219,298                   86,322
Clifford C. Goodrich,
 Vice President.............................................   $       569,591                   40,325

------------------------
*Note: The values in the table do not reflect any offset for the value of the benefits released under the DCA's (see the following paragraph) or take into account the diminution in value attributable to the restrictions applicable to the shares. The closing price on the award date (December 15, 1994) of a share of Paired Common Stock (as reflected on the New York Stock Exchange Composite Tape) was $14.125.

    The amount of Restricted Stock subject to each award was calculated on the basis of various assumptions (including, without limitation, assumptions regarding salary increases, post-retirement interest, dividend and tax rates, and stock price appreciation) to provide each of Messrs. Keller and Goodrich (as of their normal retirement dates) with approximately the equivalent value of the benefits anticipated under the existing DCA's. For purposes of this calculation, the Restricted Stock was priced at $13.90 per share, which represented the average of the closing prices of the Paired Common Stock (as reflected on the New York Stock Exchange Composite Tape) on the five trading days immediately following the date on which the Board of Directors approved the 1995 Operating Plan. The calculation also took into account the fact that the Restricted Stock will not be issued prior to the date of shareholder approval of the 1995 Operating Plan.

    The Restricted Stock awarded to Messrs. Keller and Goodrich may not be transferred, sold or pledged except as provided in the award agreement. In the case of Mr. Keller, the restrictions on such transfers expire with respect to 50% of the Restricted Stock on July 1, 1996, and with respect to an additional 10% of such shares on July 1 of each year thereafter, with all such restrictions terminating on July 1, 2001. In the case of Mr. Goodrich, the restrictions on such transfers expire with respect to 20% of the Restricted Stock on the date of shareholder approval, with respect to an additional 40% of such shares on July 1, 1996, and with respect to an additional 10% of such shares on July 1 of each year thereafter, with all such restrictions terminating on July 1, 2000.

    The restrictions on transfers may terminate earlier upon the occurrence of certain events. In the case of Mr. Keller, 50% of the Restricted Stock subject to his award will be released from the restrictions if, prior to July 1, 1996, Operating Company terminates Mr. Keller's employment other than for "cause," or if Mr. Keller voluntarily terminates his employment for "good reason" (each, a "Qualifying Termination"). Either a significant modification of Mr. Keller's duties or a reduction of his total compensation may constitute "good reason." In addition, 100% of Mr. Keller's Restricted Stock will be released from the restrictions if there is a Qualifying Termination of his employment within three years following a Change in Control Event. This provision is effective only through September 30, 1997, but is subject to automatic 60-month extensions unless the Board of Directors provides Mr. Keller with written notice to the contrary prior to the expiration date. In the case of Mr. Goodrich, 100% of the Restricted Stock subject to his award will be released from the restrictions if there is a Qualifying Termination of his employment at any time. In the cases of both Messrs. Keller and Goodrich, all of the Restricted Stock covered by their respective awards will be released from the restrictions if the officer terminates employment on account of death or total disability.

    Upon a termination of employment prior to the date the restrictions lapse, Operating Company has the right to acquire, for no consideration, any of the Restricted Stock which remains subject to the restrictions. The Restricted Stock is registered to the officer subject to the restrictions but is held by Operating Company until such restrictions lapse. The officers are entitled to dividends and have voting rights on the shares prior to the time the restrictions lapse.

    The Exchange Agreements and the Restricted Stock awards authorized by the Committee to Messrs. Keller and Goodrich are subject to the receipt of shareholder approval of the 1995 Operating Plan. The Exchange Agreements and the Restricted Stock awards shall become null and void (and the officers will be entitled to their full rights and benefits under the DCA's) in the event that shareholders do not approve the 1995 Operating Plan or in the event the officer dies, becomes totally disabled or terminates employment with the Company or there is a Change in Control Event prior to obtaining such shareholder approval.

RECOMMENDATION OF THE BOARD OF DIRECTORS "FOR" THIS PROPOSAL

    The Board of Directors believes that the adoption of the 1995 Operating Plan will promote the interests of Operating Company and its shareholders and continue to enable Operating Company to attract, retain and reward persons important to Operating Company's success through the recognition of the attainment of long-term corporate goals and objectives. The Board also believes that the substitution of the Restricted Stock awards for the benefits otherwise payable to Messrs. Keller and Goodrich under their respective DCA's will better link the payment of such benefits to the performance of Operating Company. To approve the 1995 Operating Plan, the affirmative vote of holders of the majority of the shares having voting power present or represented by proxy at the meeting, provided the votes cast on the proposal represents over 50% of the shares entitled to vote on the proposal, is required.

    Executive officers of Operating Company (including Messrs. Keller and Goodrich, who are also directors of Operating Company) are eligible to receive awards under the 1995 Operating Plan as described in this joint proxy statement.

    THE BOARD OF DIRECTORS HAS APPROVED THE 1995 OPERATING PLAN AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise in the proxy.

                               PROPOSAL TO ADOPT
                      SANTA ANITA REALTY ENTERPRISES, INC.
                             1995 SHARE AWARD PLAN

    At the Annual Meeting, shareholders will be asked to approve the Santa Anita Realty Enterprises, Inc. 1995 Share Award Plan (the "1995 Realty Plan") which was adopted by Realty's Board of Directors on December 15, 1994. If approved by shareholders, the 1995 Realty Plan will replace Realty's 1984 Stock Option Plan, which expires (except as to outstanding stock options) at the close of business on May 3, 1995.

    The following summary of the 1995 Realty Plan is qualified in its entirety by the full text of the 1995 Realty Plan, a copy of which is available for review at the principal office of Realty and will be furnished to shareholders without charge upon written request to the Shareholder Relations Office of the Companies at P.O. Box 60014, Arcadia, California 91066-6014.

GENERAL DESCRIPTION OF THE 1995 REALTY PLAN

    The purpose of the 1995 Realty Plan is to promote the success of Realty and its subsidiaries and the interests of shareholders by providing an additional means (through the grant of incentive awards related to equity interests in and the financial performance of Realty and Operating Company) to attract, retain, motivate and reward employees and certain other eligible individuals who perform substantial services for Realty and its subsidiaries.

    ELIGIBILITY. Any officer (whether or not a director) or employee of Realty or its subsidiaries, and any individual consultant, advisor or (to the extent such participation would not adversely affect Realty's ability to comply with certain securities and other applicable laws) agent who renders or has rendered BONA FIDE services (other than services in connection with the offering or sale of securities of Realty in a capital raising transaction) to Realty, is eligible for selection to participate in the 1995 Realty Plan. Non-employee directors are not eligible to receive awards under the 1995 Realty Plan. Approximately 10 employees of Realty and its subsidiaries, including officers, are considered eligible to participate in the 1995 Realty Plan at the present time, subject to the power of the Committee to determine all eligible employees to whom awards will be granted.

    SHARES AVAILABLE FOR AWARDS. A maximum of 230,000 shares of Realty Stock and shares of Operating Stock may be issued to eligible persons under the 1995 Realty Plan. The number of awards payable solely in cash, together with the number of awards payable in cash or shares that are actually paid in cash and the aggregate number of shares of Realty Stock that may be delivered under the 1995 Realty Plan, shall not exceed 230,000. Awards payable solely in cash that are not treated as derivative securities under Rule 16b-3 do not count against this limit. The maximum number of stock options and stock appreciation rights (whether payable in shares or cash) that may be granted to an eligible person during any one-year period shall not exceed 150,000.

    In general, the terms and conditions of the 1995 Realty Plan are identical to the terms and conditions of the 1995 Operating Plan. See "Proposal to Adopt Santa Anita Operating Company 1995 Share Award Plan." There are some differences, however. Under the 1995 Realty Plan, each option holder is granted options to acquire shares of Realty Stock but is not granted any options to acquire Operating Stock. However, the option holder is required to acquire a number of shares of Operating Stock equal to the number of shares of Realty Stock acquired pursuant to the exercise of an option. Management estimates the fair market value of a share of Realty Stock on March 13, 1995 was $14.875 (based on the price of a share of Paired Common Stock on that date), and the price of a share of Operating Stock on March 13, 1995 was $1.50. All other awards under the 1995 Realty Plan if paid or based on stock, are paid or based on Paired Common Stock rather than Realty Stock.

    Realty may loan to an option holder funds sufficient to exercise all or a portion of the options granted, such loans to be made at the absolute discretion of Realty's Board of Directors. See "Santa Anita Operating Company 1995 Share Award Plan -- General Description of the 1995 Operating Plan" for a further description of these loans. In addition, Realty may loan funds and award bonuses to an option holder in an aggregate amount equal to the purchase price, in after-tax dollars, of Operating Stock required to be purchased under the 1995 Realty Plan upon exercise of the option, less the aggregate par value of the Operating Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS "FOR" THIS PROPOSAL

    The Board of Directors believes that the adoption of the 1995 Realty Plan will promote the interests of Realty and its shareholders and continue to enable Realty to attract, retain and reward persons important to Realty's success through the recognition of the attainment of long-term corporate goals and objectives. To approve the 1995 Realty Plan, the affirmative vote of holders of the majority of the shares having voting power present or represented by proxy at the meeting, provided the votes cast on the proposal represents over 50% of the shares entitled to vote on the proposal, is required.

    Executive officers of Realty (including Mr. Chillingworth, who is also a director of Realty) are eligible to receive awards under the 1995 Realty Plan as described in this joint proxy statement.

    THE BOARD OF DIRECTORS HAS APPROVED THE 1995 REALTY PLAN AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise in the proxy.

                               EXECUTIVE OFFICERS

CERTAIN INFORMATION

    The following tables set forth the number of shares of The Companies' common stock beneficially owned, directly or indirectly, by each of the named executive officers, all directors and officers of Operating Company as a group and all directors and officers of Realty as a group at March 13, 1995.

OPERATING COMPANY

                                                                  SHARES BENEFICIALLY
                                                                       OWNED AT
      NAME                                                      MARCH 13, 1995(1)(2)(3)
      -------------------------------------------------------   -----------------------
      Stephen F. Keller......................................           53,881(4)
      Clifford C. Goodrich...................................           28,769(5)
      Thomas S. Robbins......................................           12,322
      Richard D. Brumbaugh...................................           12,960
      All directors and executive officers as a group (15
       persons)..............................................          876,797

REALTY

      Sherwood C. Chillingworth..............................            6,000
      Christopher T. Stirling................................            4,000
      Brian L. Fleming.......................................            5,000
      Glenn L. Carpenter(6)..................................                0
      Glennon E. King(7).....................................            6,968
      All directors and executive officers as a group (13
       persons)..............................................          829,987

------------------------

(1) Includes 113,400 shares subject to options exercisable within 60 days of the date of this statement, as follows: Keller -- 46,200; Goodrich -- 26,000; Robbins -- 9,300; Brumbaugh -- 9,300; all directors and executive officers of Operating Company as a group -- 98,400; Chillingworth -- 6,000; Stirling -- 4,000; Fleming -- 5,000; all directors and executive officers of Realty as a group -- 61,200.

(2) Includes 9,132 fully vested shares allocated to the named officer's accounts in The Companies' Thrift Plan as follows: Keller -- 681; Goodrich -- 1,769; Robbins -- 3,022; Brumbaugh -- 3,660, all directors and executive officers of Operating Company as a group -- 9,132; all directors and executive officers of Realty as a group -- 681.

(3) The percentages of shares of Operating Stock and Realty Stock beneficially owned by any executive officer are less than one percent of the total outstanding. The percentage of shares of Operating Stock owned by all directors and executive officers of Operating Company as a group is 7.8%. The percentage of shares of Realty Stock owned by all directors and executive officers of Realty as a group is 7.3%.

(4) Includes 7,000 shares held indirectly by trust for which Mr. Keller acts as trustee. Excludes 86,322 shares of Restricted Stock awarded to Mr. Keller subject to shareholder approval of Operating

     Company's  1995 Share  Award Plan  at the  Annual Meeting.  See "Restricted
     Stock Awards to be Made under the 1995 Operating Plan to Certain  Executive
     Officers" at page 18 of this joint proxy statement.

(5) Excludes 40,325 shares of Restricted Stock awarded to Mr. Goodrich subject to shareholder approval of Operating Company's 1995 Share Award Plan. See
     "Restricted  Stock  Awards to  be  Made under  the  1995 Operating  Plan to
     Certain Executive Officers" at page 18 of this joint proxy statement.

(6)  Mr. Carpenter resigned as Chief Executive Officer on February 18, 1994.

(7) Mr. King was a consultant to Realty during calendar year 1994 and served as acting Chief Executive Officer from February 18, 1994 to March 15, 1994 and as acting Chief Financial Officer from March 15, 1994 to May 11, 1994.

                             EXECUTIVE COMPENSATION
                               OPERATING COMPANY

    The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Operating Company for the years ended December 31, 1994, 1993 and 1992 of the Chief Executive Officer together with the other three most highly compensated executive officers of Operating Company earning in excess of $100,000 in salary and bonus in 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                                          ALL OTHER
                                             ANNUAL COMPENSATION(1)                                    COMPENSATION(2)
                                        ---------------------------------          LONG TERM           ----------------
                                                                                  COMPENSATION
                                                                           --------------------------
                                                                                          SECURITIES
                                                                            RESTRICTED    UNDERLYING
                                                                           STOCK AWARDS     OPTIONS
     NAME AND PRINCIPAL POSITION                     SALARY       BONUS         ($)           (#)
--------------------------------------             -----------  ---------  -------------  -----------
Stephen F. Keller, President,                1994  $   379,167  $  85,000           (3)       20,000      $    9,448
 and Chief Executive Officer                 1993      347,917     50,000                     22,000           2,299
                                             1992      264,167    100,000                     37,000           4,162
Clifford C. Goodrich                         1994  $   231,667  $  40,000           (3)       15,000          --
 Vice President                              1993      221,667     30,000                     15,000          --
                                             1992      211,667     52,500                     20,000          --
Thomas S. Robbins                            1994  $   153,750  $  20,000                      8,000      $    9,433
 Vice President -- Racing                    1993      147,500     15,000                      6,500           2,262
                                             1992      141,083     11,250                      5,000           4,327
Richard D. Brumbaugh                         1994  $   110,542  $  20,000                      5,000      $    6,754
 Vice President -- Finance and Chief
 Financial Officer(4)

------------------------

(1) Operating Company provides automobiles, club memberships and other perquisites to certain key employees, including the officers listed above, the value of which is not included in the table above and which in no case exceeded 10% of the annual salary and bonus of any individual for the years indicated.

(2) Amounts shown are those expensed for financial reporting purposes under the Thrift Plan. See "Other Benefit Plans for Operating Company and Realty" for a description of the Thrift Plan.

(3) Pursuant to Exchange Agreements entered into as of December 15, 1994 with each of Messrs. Keller and Goodrich, but subject to receiving shareholder approval of the 1995 Operating Company Share Award Plan (the "1995 Operating Plan") at the Annual Meeting. Operating Company awarded 86,322 shares of Restricted Stock ("Restricted Shares") to Mr. Keller and 40,325 Restricted Shares to Mr. Goodrich under the 1995 Operating Plan in exchange for each of such officers agreement to release all of his rights and benefits under the Deferred Compensation Arrangements ("DCA's") summarized under "Other Benefit Plans for Operating Company and

     Realty -- Deferred Compensation  Arrangements." On the  date of the  awards
     (December  15, 1994), the closing market price  of a share of Paired Common
     Stock was $14.125  as reflected on  the New York  Stock Exchange  Composite
     Tape.  The number of Restricted Shares subject to each award was calculated on the basis of various assumptions (including, without limitation, assump-
     tions regarding salary  increases, post-retirement  interest, dividend  and tax  rates, and stock price appreciation) to provide each of Messrs. Keller and Goodrich (as of their  normal retirement dates) with approximately  the equivalent  value of the  benefits anticipated under  their existing DCA's.
     The Restricted Shares awarded  to Messrs. Keller  and Goodrich will  become null  and void (and such officers will be entitled to their full rights and benefits under the DCA's) in the event shareholders do not approve the 1995
     Operating Plan or in the event  the officer dies, becomes totally  disabled or  terminates employment  with Operating Company  or there is  a Change in
     Control  Event  prior   to  obtaining  such   shareholder  approval.   (See
     "Restricted  Stock  Awards to  be  Made under  the  1995 Operating  Plan to
     Certain Executive Officers.")

     The Restricted  Shares are  subject to  certain restrictions  on  transfer, which  expire as  described at  page 18 of  this joint  proxy statement. At year-end 1994,  the Restricted  Shares were  worth $1,741,396  at the  then current  market  value (including  $1,186,928, with  respect to  86,322 Re-
     stricted Shares held  by Mr.  Keller and  $554,469 with  respect to  40,325
     Restricted  Shares  held  by Mr.  Goodrich)  without giving  effect  to the diminution of value attributable to the restrictions on such shares. If the
     1995 Operating Plan is approved by shareholders, dividends will be paid  on the  Restricted Shares  at the  same rate  payable on  all other  shares of
     Paired Common Stock.

(4) Mr. Brumbaugh was elected an executive officer of Operating Company on March 1, 1994. Previous to that, he served as Controller.

    STOCK OPTIONS. The following table sets forth the individual grants to the named executive officers during 1994, the percentage that each grant represents of the total options granted to employees during 1994, the exercise price, the expiration date, and the potential realizable value of each of the options (assuming either a 5% or 10% annualized rate of appreciation from the date of grant).

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 NUMBER OF                                                 POTENTIAL REALIZABLE
                                                 SHARES OF                                                   VALUE AT ASSUMED
                                                   PAIRED                                                  ANNUAL RATES OF STOCK
                                                COMMON STOCK     % OF TOTAL                                 PRICE APPRECIATION
                                                 UNDERLYING    OPTIONS GRANTED    EXERCISE                  FOR OPTION TERM(1)
                                                  OPTIONS      TO EMPLOYEES IN     PRICE      EXPIRATION   ---------------------
                                                  GRANTED        FISCAL YEAR       ($/SH)        DATE         5%          10%
                                                ------------   ---------------    --------    ----------   ---------   ---------
Stephen F. Keller............................       20,000           15.9%        $17.125       9/12/04      215,396     545,857
Clifford C. Goodrich.........................       15,000           11.9%        $17.125       9/12/04      161,547     409,393
Thomas S. Robbins............................        8,000            6.3%        $17.125       9/12/04       86,159     218,343
Richard D. Brumbaugh.........................        5,000            4.0%        $17.125       9/12/04       53,849     136,464

------------------------

(1) These amounts in these columns are based upon assumed rates of appreciation over the option term which are prescribed by applicable regulations of the Securities and Exchange Commission ("SEC"). Actual gains, if any, on stock option exercises are dependent on the future performance of the Paired Common Stock, overall market conditions and the option holder's continued employment through the applicable vesting periods.

    Options granted in 1994 are exercisable starting 12 months after the grant date, with 20% of the shares covered thereby becoming exercisable at that time and with an additional 20% of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fifth anniversary date. Each of the options was granted under Operating Company's 1984 Stock Option Program with an exercise price of 100% of the fair market value of Paired Common Stock on the date of grant.

    The exercise price of an option may be paid, in full or in part, by delivering shares of Paired Common Stock to Operating Company or by requesting that Operating Company withhold a number of shares of Paired Common Stock with a fair market value equal to the option exercise price from the amount otherwise issuable upon exercise. In addition, Operating Company may loan to an option holder funds sufficient to exercise all or a portion of the options granted, such loans to be made at the absolute discretion of the Board of Directors. Each loan would be evidenced by a note, bearing interest at the then prime rate of interest charged by Bank of America NT & SA, subject to annual adjustments, with full recourse to the option holder, and payable over a five years with 10% annual minimum annual installments. In addition, Operating Company may also loan an option holder funds sufficient to pay tax liability. Upon a Change in Control, all unexpired options granted become immediately exercisable except to the extent that the Compensation Committee determines that an acceleration of the exercise date would cause the deduction limits of Section 280G of the Internal Revenue Code to come into effect. A Change in Control is generally defined as a 20% change in ownership of Operating

Company or the replacement of the majority of the members of the incumbent Board of Directors (excluding replacement directors nominated by the incumbent Board of Directors), subject to certain exceptions.

    None of the named officers exercised any stock options during 1994 or held "in-the-money" options at the end of the fiscal year. The following table sets forth the number of unexercised options held as of December 31, 1994 (broken down between exercisable and unexercisable options):

                        FISCAL YEAR-END OPTION HOLDINGS

                                                    NUMBER OF SHARES OF PAIRED
                                                      COMMON STOCK UNDERLYING
                                                      UNEXERCISED OPTIONS AT
                                                         DECEMBER 31, 1994
                                                    ---------------------------
                      NAME                          EXERCISABLE   UNEXERCISABLE
-------------------------------------------------   -----------   -------------
Stephen F. Keller................................       46,200          77,800
Clifford C. Goodrich.............................       26,000          39,000
Thomas S. Robbins................................        9,300          16,200
Richard D. Brumbaugh.............................        9,300          13,200

    INDEBTEDNESS OF MANAGEMENT. In 1990, Mr. Goodrich, Vice President of Operating Company, exercised stock options whereby he purchased 35,000 shares and 5,000 shares of Paired Common Stock at $3.00 and $21.75 per share, respectively, by delivering cash in an amount equal to the aggregate par value of the shares and executing a promissory note in payment of the balance of the purchase price, payable in five annual installments at initial annual interest rates of 10.5% and 10.0%, respectively. The promissory notes delivered to Operating Company also included amounts advanced to cover income tax liabilities occasioned by the stock option exercise. The highest amount owed by Mr. Goodrich during 1994 to Operating Company was $85,925. At February 28, 1995, the amount owed by Mr. Goodrich to Operating Company was $73,650. The interest rate in effect during 1994 on the amount owed was 7.25%.

                      REPORT OF THE COMPENSATION COMMITTEE
                       FOR SANTA ANITA OPERATING COMPANY

To:  The Board of Directors

    The Compensation Committee ("Committee"), a committee composed entirely of Directors who have never served as officers of Santa Anita Operating Company ("Operating Company"), determines and administers the compensation of the officers of Operating Company. During 1994, the members of the Committee consisted of Messrs. Mullaney, Baker and Crowe and Ms. Linda K. Mennis. Ms. Mennis resigned as a director of Operating Company in January 1995. Mr. Thomas
J. Barrack, Jr. became a member of the Committee as of March 20, 1995.

    The duties of the Committee include evaluation of the performance of management, consideration of management succession, the review and setting of compensation levels of members of senior management other than the Chief Executive Officer, whose compensation the Committee recommends to the Board for its action, and related matters. In addition, the Committee reviews and administers various compensation, pension and benefit plans of Operating
Company, including its stock option and share award plans and deferred compensation agreements for certain senior officers.

    The Committee seeks to ensure that the compensation programs for executive officers of Operating Company are effective in attracting, retaining and motivating key executives responsible for the success of the corporation. The Committee believes that a portion of the annual compensation of each officer should be related to the performance of Operating Company as well as the Committee's subjective assessment of the individual's contribution to Operating Company. Performance-based components, such as stock-based awards and discretionary bonuses and salary adjustments, place a portion of the annual compensation "at risk" and, in the Committee's view, provide appropriate incentives to executive officers to maximize individual and corporate performance.

    The Committee's deliberations with respect to annual compensation also include a review of the reasonableness of compensation paid compared with the compensation paid by comparable companies in the thoroughbred horse racing business. However, because of the unique nature of the horse racing business, the Committee members also review salary data for companies in various service industries whose revenues are comparable to the gross wagering levels generated by Operating Company and whose employee base exceeds 1,000 persons. Additionally, the Committee reviews general compensation surveys provided by compensation consulting firms to assure that the base salaries and total cash compensation levels for the Company's executives are competitive with the previously referenced companies.

    Base salaries for the Chief Executive Officer and other executive officers are established initially at levels considered appropriate based on the factors identified in the preceding paragraph and in light of the duties and scope of responsibilities of each officer's position. Salaries are reviewed periodically and adjusted as warranted on the same basis and based upon the Committee's subjective assessment of the officer's individual performance and contribution to the performance of Operating Company during the year. In 1994, salary adjustments for executive officers other than the Chief Executive Officer were generally determined on the basis of the recommendations of senior management and the Committee's assessment of qualitative factors such as demonstrated leadership ability and the successful supervision of relevant corporate projects.

    Mr. Keller's 1994 salary as Chief Executive Officer of Operating Company was established in December 1993 at $375,000 on the basis of the factors described above and, in particular, his leadership during the transition following Robert
P. Strub's death earlier that year and his effectiveness during implementation of Operating Company's cost reduction program. In November 1994, the Committee assessed, among other things, Mr. Keller's leadership in formulating a long-term growth strategy for Operating Company, his efforts in strengthening the management team, his continued efforts in implementing the corporation's cost reduction program and his contribution to the successful completion of the Pacific Gulf Properties transaction. The Committee then recommended, and the Board approved, a salary increase to $400,000 for Mr. Keller effective November 1, 1994.

    In 1994, Operating Company maintained an annual bonus plan under which cash bonuses could be paid to executive officers. These bonuses were predicated on the Committee's subjective evaluation of the performance of the executive officer and his or her contribution to the performance of Operating Company or, to the extent appropriate, the performance of both Realty and Operating Company. The primary input to the Committee with respect to the bonus plan for officers consisted of recommendations by the Chief Executive Officer of Operating Company, except in the case of the bonus paid to the Chief Executive Officer, which was determined by the Board of Directors based upon the recommendation of the Committee. The Committee's recommendation concerning Mr. Keller's bonus for 1994 (which recommendation was accepted by the Board of Directors) was based principally on his demonstrated leadership and the efforts of Mr. Keller in the areas identified in the preceding paragraph.

    Those senior officers of Operating Company that received options received them based on their level of responsibility and relative position in Operating Company. The Committee also considered current stock ownership and outstanding stock options as factors in determining stock option grants, although the Committee did not use any specific quantitative formula. Mr. Keller received an option grant of 20,000 shares of common stock which represented 15.9 percent of the total grants made to Operating Company officers and key supervisory personnel in 1994. Historically, the Chief Executive Officer of Operating Company has received between 20 and 40 percent of the total options granted since 1985.

    The Committee has recommended and the Board of Directors has approved the 1995 Share Award Plan (described beginning at page 10 of this joint proxy statement), and the Committee has approved the restricted stock awards made thereunder to each of Messrs. Keller and Goodrich in exchange for their agreement to release all of their rights and benefits under their respective Deferred Compensation Agreement ("DCA") (see descriptions beginning at page 18 and page 38 of this joint proxy statement). The Committee believes that the 1995 Share Award Plan will promote the interests of Operating Company and its shareholders and continue to enable Operating Company to attract, retain and reward persons important to Operating Company's success through the recognition of the attainment of long-term corporate goals and objectives. The Committee also believes that the substitution of the restricted stock awards for the benefits otherwise payable to Messrs. Keller and Goodrich under the DCAs will better link the payment of such benefits to the performance of Operating Company.

    To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to Operating Company and to the executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive's vesting or exercise of previously granted rights. Further interpretations of and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation. For these and other reasons, the Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                             Compensation Committee

    William C. Baker            Arthur Lee Crowe           Thomas P. Mullaney

March 22, 1995

                                     REALTY

    The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Realty for the years ended December 31, 1994, of the persons serving as Chief Executive Officer during 1994, together with the other executive officers of Realty. Also included is information concerning the annual and long-term compensation for services in all capacities to Realty for the years ended December 31, 1993 and 1992 for Glenn L. Carpenter, who served as Chief Executive Officer of Realty until February 18, 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                                       ALL OTHER
                                                          ANNUAL COMPENSATION(1)                     COMPENSATION
                                                         -------------------------                  ---------------
                                                                                      LONG TERM
                                                                                     COMPENSATION
                                                                                     ------------
                                                                                      SECURITIES
                                                                                      UNDERLYING
             NAME AND PRINCIPAL POSITION                         SALARY     BONUS     OPTIONS(#)
------------------------------------------------------          --------   -------   ------------
Sherwood C. Chillingworth,                               1994   $129,167   $30,000        45,000       --
 Chief Executive Officer & Vice Chairman(2)
Christopher T. Stirling,                                 1994   $107,250   $20,000        30,000       --
 President and Chief Operating Officer(3)
Brian L. Fleming,                                        1994   $ 99,687     --           35,000       --
 Executive Vice President, Chief Financial Officer and
 Secretary(4)
Glenn L. Carpenter(5)                                    1994   $ 44,974     --          --            --
                                                         1993    258,780   $30,000       --         $  2,299(6)
                                                         1992    226,667    60,000        30,000       --
Glennon E. King(7)                                       1994   $ 35,890     --          --         $ 27,944(8)

------------------------

(1) Realty provides automobiles, club memberships and other perquisites to certain key employees, including the officers listed above, the value of which is not included in the table above and which in no case exceeded 10% of the annual salary and bonus of any individual.

(2) Mr. Chillingworth joined Realty and was appointed Chief Executive Officer and Vice Chairman effective March 16, 1994.

(3) Mr. Stirling joined Realty and was appointed President and Chief Operating Officer effective April 19, 1994.

(4) Mr. Fleming joined Realty and was appointed Executive Vice President and Chief Financial Officer effective May 11, 1994.

(5) Mr. Carpenter served as Chief Executive Officer and President until his resignation from Realty on February 18, 1994.

(6) Amounts shown are those expensed for financial reporting purposes under the Thrift Plan. See "Other Benefit Plans for Operating Company and Realty" for a description of the Thrift Plan.
(7) Mr. King was a consultant to Realty during calendar year 1994 and served as acting Chief Executive Officer from February 18, 1994 to March 15, 1994, and as acting Chief Financial Officer from March 15, 1994 to May 11, 1994.
(8)  Amounts shown are those paid to Mr. King as consulting fees.

    STOCK OPTIONS. The following table sets forth the individual grants to the named executive officers during 1994, the percentage that each grant represents of the total options granted to employees during 1994, the exercise price, the expiration date, and the potential realizable value of each of the options (assuming either a 5% or 10% annualized rate of appreciation from the date of grant).

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                                    POTENTIAL
                                                                                                                REALIZABLE VALUE
                                                      NUMBER OF                                                 AT ASSUMED ANNUAL
                                                      SHARES OF                                                  RATES OF STOCK
                                                        PAIRED                                                        PRICE
                                                     COMMON STOCK     % OF TOTAL                                APPRECIATION FOR
                                                      UNDERLYING    OPTIONS GRANTED    EXERCISE                  OPTION TERM(1)
                                                       OPTIONS      TO EMPLOYEES IN     PRICE      EXPIRATION   -----------------
                                                       GRANTED        FISCAL YEAR       ($/SH)        DATE        5%        10%
                                                     ------------   ---------------    --------    ----------   -------   -------
Sherwood C. Chillingworth.........................       30,000           24.5%        $20.25        3/25/04    382,053   968,199
                                                         15,000           12.2%        $17.125       9/12/04    161,547   409,393
Christopher T. Stirling...........................       20,000           16.3%        $19.00        4/18/04    238,980   605,622
                                                         10,000            8.2%        $17.125       9/12/04    107,698   272,928
Brian L. Fleming..................................       25,000           20.4%        $18.625       5/11/04    292,829   742,086
                                                         10,000            8.2%        $17.125       9/12/04    107,698   272,928
Glenn L. Carpenter................................            0         --                --          --          --        --
Glennon E. King...................................            0         --                --          --          --        --

------------------------
(1) These amounts in these columns are based upon assumed rates of appreciation over the option term which are prescribed by applicable SEC regulations. Actual gains, if any, on stock option exercises are dependent on the future performance of the Paired Common Stock, overall market conditions and the option holder's continued employment through the applicable vesting periods.

    Options granted in 1994 are exercisable starting 12 months after the grant date, with 20% of the shares covered thereby becoming exercisable at that time and with an additional 20% of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fifth anniversary date. Each of the options was granted under the Realty 1984 Stock Option Plan with an exercise price of 100% of the fair market value of Realty Stock on the date of grant. Upon exercise of an option under the Realty 1984 Stock Option Plan, optionees are required to purchase from Operating Company a number of shares of Operating Stock at a price equal to the then fair market value of Operating Stock, equal to the number of shares of Realty Stock acquired upon exercise. The exercise price and potential realizable values shown above assume an acquisition price of a share of Operating Stock of $1.50 per share and an assumed acquisition price of Paired Common Stock equal to the fair market value of a share of Paired Common Stock on the date of grant.

    The exercise price of an option may be paid, in full or in part, by delivering shares of Paired Common Stock to Realty or by requesting that Realty withhold a number of shares of Realty Stock with a fair market value equal to the option exercise price from the amount otherwise issuable upon exercise. In addition, Realty may loan to an option holder funds sufficient to exercise all or a portion of the options granted, such loans to be made at the absolute discretion of the Board of Directors. Each loan would be evidenced by a note, bearing interest at the then prime rate of interest charged by Bank of America NT & SA, subject to annual adjustments, with full recourse to the option holder, and payable over a five years with 10% annual minimum annual installments. In addition, Realty may also loan an option holder funds sufficient to pay tax liability and loan funds and award bonuses to an option holder in an aggregate amount equal to the purchase price, in after-tax dollars, of Operating Stock required to be purchased under the 1984 Stock Option Plan upon exercise of the option, less the aggregate par value of the Operating Stock. Upon a Change in Control, all unexpired options granted become immediately exercisable except to the extent that the Compensation Committee determines that an acceleration of the exercise date would cause the deduction limits of Section 280G of the Internal Revenue Code to come into effect. A Change in Control is generally defined as a 20% change in ownership of Realty or the replacement of the majority of the members of the incumbent Board of Directors (excluding replacement directors nominated by the incumbent Board of Directors), subject to certain exceptions.

    None of the named officers exercised options during 1994 or held "in-the-money" options at the end of the fiscal year. The following table sets forth the number of unexercised options held as of December 31, 1994 (broken down between exercisable and unexercisable options).

                        FISCAL YEAR-END OPTION HOLDINGS

                                                    NUMBER OF SHARES OF PAIRED
                                                      COMMON STOCK UNDERLYING
                                                      UNEXERCISED OPTIONS AT
                                                         DECEMBER 31, 1994
                                                    ---------------------------
                      NAME                          EXERCISABLE   UNEXERCISABLE
-------------------------------------------------   -----------   -------------
Sherwood C. Chillingworth........................          0            45,000
Christopher T. Stirling..........................          0            30,000
Brian L. Fleming.................................          0            35,000
Glenn L. Carpenter...............................          0                 0
Glennon E. King..................................          0                 0

                      REPORT OF THE COMPENSATION COMMITTEE
                    FOR SANTA ANITA REALTY ENTERPRISES, INC.

To:  The Board of Directors

    The Compensation Committee ("Committee"), a committee composed entirely of Directors who have never served as officers of Santa Anita Realty Enterprises, Inc. ("Realty"), determines and administers the compensation of the executive officers of Realty. During 1994, the members of the Committee consisted of Messrs. Mullaney, Baker and Crowe and Mr. Robert H. Strub. Mr. Strub resigned as a director of Realty in January 1995. Mr. Thomas J. Barrack, Jr. became a member of the Committee as of March 20, 1995.

    The duties of the Committee include evaluation of the performance of management, consideration of management succession, the review and setting of compensation levels of members of senior management other than the Chief Executive Officer, whose compensation the Committee recommends to the Board for its action, and related matters. In addition, the Committee reviews and administers various compensation, pension and benefit plans of Realty, including its stock option and share award plans.

    The Committee seeks to ensure that the compensation programs for executive officers of Realty are effective in attracting, retaining and motivating key executives responsible for the success of the corporation. The Committee believes that a portion of the annual compensation of each officer should be related to the financial performance of Realty as well as the Committee's subjective assessment of the individual's contribution to Realty. Performance-based components, such as stock-based awards and discretionary bonuses and salary adjustments, place a portion of the annual compensation "at risk" and, in the Committee's view, provide appropriate incentives to executive officers to maximize individual and corporate performance.

    The Committee's deliberations with respect to annual compensation also include a review of the reasonableness of compensation paid compared with the compensation paid by companies in the peer group identified in connection with the performance graph contained in this proxy statement. Additionally, the Committee reviews general compensation surveys provided by compensation consulting firms to assure that the base salaries and total cash compensation levels for the Company's executives fall within the range of competitive practice when compared with companies of a comparable asset base in the peer group.

    Base salaries for the Chief Executive Officer and other executive officers are established initially at levels considered appropriate based on the factors identified in the preceding paragraph and in light of the duties and scope of responsibilities of each officer's position. Salaries are reviewed periodically and adjusted as warranted on the same basis and based upon the Committee's subjective assessment of the officer's individual performance and contribution to the performance of Realty during the year. In 1994, salary adjustments for executive officers other than the Chief Executive Officer were generally determined on the basis of the recommendations of senior management and the Committee's assessment of qualitative factors such as demonstrated leadership ability and the successful supervision of relevant corporate projects.

    Following the completion of the reorganization of Realty in early 1994, which resulted in the formation of Pacific Gulf Properties Inc. ("Pacific Gulf"), Glenn L. Carpenter, then Realty's President and Chief Executive Officer, resigned from Realty to assume the same position at Pacific Gulf. Effective February 18, 1994, Glennon E. King, the former Vice President-Finance and Controller of Operating Company, was named acting Chief Executive Officer of Realty. On March 15, 1994, Mr. King resigned as acting Chief Executive Officer and was appointed acting Chief Financial Officer of Realty. Effective March 16, 1994, Sherwood C. Chillingworth, was appointed Chief Executive Officer of Realty.

    The Board of Directors, following the recommendation of the Committee, initially established Mr. Chillingworth's 1994 salary as Chief Executive Officer of Realty at $160,000 on the basis of the factors described above and after taking into account the arrangement under which Mr. Chillingworth is entitled to devote up to one-third of his time and energy to the business of Oak Tree Racing Association, of which he currently serves as Executive Vice President. In November 1994, the Committee assessed, among other things, Mr. Chillingworth's continued leadership in stabilizing the corporate operation (including executing a move of Realty's headquarters to Arcadia, California and achieving efficient staffing levels), in strengthening Realty's financial position and in planning the Arcadia development project. The Committee then recommended, and the Board approved, a salary increase to $175,000 for Mr. Chillingworth effective November 1, 1994.

    In 1994, Realty maintained an annual bonus plan under which cash bonuses could be paid to executive officers. These bonuses were predicated on the Committee's subjective evaluation of the performance of the executive officer and his or her contribution to the performance of Realty. The primary input to the Committee with respect to the bonus plan for officers consisted of recommendations by the Chief Executive Officer of Realty, except in the case of the bonus paid to the Chief Executive Officer, which was determined by the Board of Directors based upon the recommendation of the Committee. The Committee's recommendation concerning Mr. Chillingworth's bonus for 1994 (which recommendation was accepted by the Board of Directors) was based principally on his continued leadership in the areas identified in the preceding paragraph.

    Those senior officers of Realty that received options received them based on their level of responsibility and relative position in Realty. The Committee also considered current stock ownership and outstanding stock options as factors in determining stock option grants, although the Committee did not use any specific quantitative formula. Mr. Chillingworth received an option grant of 30,000 shares of common stock as a condition to his acceptance of employment with Realty and a subsequent option grant of 15,000 shares of common stock which, together, represented 37 percent of the total grants made to Realty officers and key supervisory personnel in 1994.

    The Committee has recommended and the Board of Directors has approved the 1995 Share Award Plan (described beginning at page 20 of this joint proxy statement). The Committee believes that the 1995 Share Award Plan will promote the interests of Realty and its shareholders and continue to enable Realty to attract, retain and reward persons important to Realty's success through the recognition of the attainment of long-term corporate goals and objectives.

    To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to Realty and to the executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive's vesting or exercise of previously granted rights. Further interpretations of and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation. For these and other reasons, the Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                             Compensation Committee

    William C. Baker            Arthur Lee Crowe           Thomas P. Mullaney

March 22, 1995

                               PERFORMANCE GRAPH
                         SHAREOWNER RETURN PERFORMANCE

    The following graph shows a five-year comparison of total returns for The Companies, the S&P 500 Composite Index and National Association of Real Estate Investment Trust's All REIT Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              THE SANTA ANITA COMPANIES       S&P 500     ALL REIT INDEX
1989                                    100        100                 100
1990                                     77         97                  83
1991                                     71        126                 112
1992                                     77        136                 126
1993                                     82        150                 149
1994                                     69        152                 150

                    ASSUMES $100 INVESTED ON JANUARY 1, 1990
                          ASSUMES DIVIDEND REINVESTED

                                                                                YEAR ENDING DECEMBER 31,
                                                            ----------------------------------------------------------------
                                                              1989       1990       1991       1992       1993       1994
                                                            ---------  ---------  ---------  ---------  ---------  ---------
The Santa Anita Companies.................................        100         77         71         77         82         69
All REIT Index............................................        100         83        112        126        149        150
S&P 500...................................................        100         97        126        136        150        152

                              OTHER BENEFIT PLANS
                        FOR OPERATING COMPANY AND REALTY

    DEFERRED COMPENSATION ARRANGEMENTS. In 1994, Operating Company and Realty had in effect deferred compensation arrangements with certain officers, including Messrs. Keller and Goodrich (Operating Company) and Mr. Carpenter (Realty), whereby they are entitled, if they have 10 years of service, to a monthly benefit payable for 15 years, starting at the later of age 55 or retirement, equal to 50% (plus 2% for each year of service in excess of 25 years) of their last monthly salary less a monthly benefit payable under the Retirement Income Plan (except in situations in which a participating officer dies while employed, in which case there is no such offset). Mr. Carpenter resigned from Realty effective February 18, 1994 and his arrangement was assumed by his new employer on February 18, 1994. Vesting is 50% after 5 years of service, increasing to 100% after 10 years of service. Annualized examples of these benefits, commencing at age 65, are set forth below. The examples assume retirement as of December 31, 1994 after assumed years of service.

                                       BENEFITS BASED ON YEARS OF SERVICE
                                   ------------------------------------------
BASE SALARY                        10 YEARS   20 YEARS   30 YEARS   40 YEARS
---------------------------------  ---------  ---------  ---------  ---------
$125,000.........................  $  39,080  $  15,424  $   2,133  $     553
$150,000.........................  $  46,580  $  17,924  $   2,133  $   1,200
$175,000.........................  $  59,080  $  30,424  $  17,133  $  21,200
$200,000.........................  $  71,580  $  42,924  $  32,133  $  41,200
$225,000.........................  $  84,080  $  55,424  $  47,133  $  61,200
$250,000.........................  $  96,580  $  67,924  $  62,133  $  81,200
$275,000.........................  $ 109,080  $  80,424  $  77,133  $ 101,200
$300,000.........................  $ 121,580  $  92,924  $  92,133  $ 121,200
$325,000.........................  $ 134,080  $ 105,424  $ 107,133  $ 141,200
$350,000.........................  $ 146,580  $ 117,924  $ 122,133  $ 161,200
$375,000.........................  $ 159,080  $ 130,424  $ 137,133  $ 181,200
$400,000.........................  $ 171,580  $ 142,924  $ 152,133  $ 201,200
$425,000.........................  $ 184,080  $ 155,424  $ 167,133  $ 221,200
$450,000.........................  $ 196,580  $ 167,924  $ 182,133  $ 241,200
$475,000.........................  $ 209,080  $ 180,424  $ 197,133  $ 261,200
$500,000.........................  $ 221,580  $ 192,924  $ 212,133  $ 281,200

    These arrangements provide additional benefits if a "Qualifying Termination" of the officer occurs within three years after a "Change in Control." In this event, the officer will be treated as having an additional five years of service under the arrangement. A Change in Control is generally defined as a 20% change in the ownership of Company, or the replacement of the majority of the members of the incumbent Board of Directors (excluding replacement directors nominated by the incumbent Board of Directors), subject to certain exceptions. A "Qualifying Termination" occurs if an officer is either involuntarily terminated without cause or voluntarily terminates for good reason. Both a significant modification of the executive's duties and a reduction of the executive's total compensation may constitute good reason. Section 280G of the Internal Revenue Code ("Section 280G") provides that payments occasioned by a change in control may not be deducted by the employer (and may be subject to 20% excise tax when received by the employee) if total payments exceed certain limits. These additional benefits shall not be made to the extent that they, when aggregated with other payments, would cause the limits of Section 280G to be exceeded.

    Subject to the receipt of shareholder approval of the Operating Company 1995 Share Award Plan ("1995 Operating Plan") at the Annual Meeting, Messrs. Keller and Goodrich have released all of their rights and benefits under the deferred compensation agreements in exchange for awards of Restricted Stock under the 1995 Operating Plan. See "Proposal to Adopt Santa Anita Operating Company 1995 Share Award Plan -- Restricted Stock Awards to be Made under the 1995 Operating Plan to Certain Executive Officers."

    RETIREMENT INCOME PLAN. Operating Company and Realty have a joint defined benefit Retirement Income Plan that is non-contributory. Benefits are determined regardless of position under a formula applied uniformly to all employees of Operating Company and its participating subsidiaries, and Realty (except as otherwise required under Internal Revenue Code "top-heavy" rules relating to "key" employees), and depend upon the employee's length of service, and the five year highest average salary up to $150,000 (reduced from $235,840 in 1993), less certain Social Security benefits.

    Employees are eligible to participate in the plan after attaining age 21 and completing one year of service. The plan currently provides for 100% vesting of an employee's interest after five years of service (except to the extent faster vesting is required under Internal Revenue Code "top-heavy" rules). However, in the event of a Change in Control, the plan provides for immediate 100% vesting.

    The following table illustrates the estimated annual retirement benefit payable under the plan starting at age 65, after reduction for certain social security benefits, for participants with compensation and credited years of service shown. The benefits shown assume retirement at age 65 as of December 31, 1994 subject to the maximum annual benefit of $118,800 shown below. This maximum annual amount is actuarially increased for participants who retire after age 65.

                                           BENEFITS BASED ON YEARS OF SERVICE
                                       ------------------------------------------
BASE SALARY                            10 YEARS   20 YEARS   30 YEARS   40 YEARS
-------------------------------------  ---------  ---------  ---------  ---------
$100,000.............................  $  18,420  $  37,076  $  57,867  $  79,447
$125,000.............................  $  23,420  $  47,076  $  72,867  $  99,447
$150,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$175,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$200,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$225,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$250,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$275,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$300,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$325,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$350,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$375,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$400,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$425,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$450,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$475,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800
$500,000.............................  $  28,420  $  57,076  $  87,867  $ 118,800

    The officers and their salaries covered under these plans as of December 31, 1994 and their years of service for purposes of these plans are as follows:

                                                                                                 DEFERRED
                                                       ANNUAL       YEARS OF      RETIREMENT   COMPENSATION
NAME                                     COMPANY       SALARY        SERVICE     INCOME PLAN     AGREEMENT
-------------------------------------  ------------  -----------  -------------  ------------  -------------
Keller...............................   Operating    $   400,000            4        yes            yes
Goodrich.............................   Operating    $   240,000           14        yes            yes
Robbins..............................   Operating    $   160,000           11        yes            no
Brumbaugh............................   Operating    $   120,000           23        yes            no

    THRIFT PLAN. Operating Company and Realty have a joint Thrift Plan under which employees may elect to contribute up to 21% of their annual compensation on a combination before-and-after tax basis, excluding bonuses. A percentage of these contributions by the employee is matched by either Operating Company or Realty with total matching contributions not exceeding a maximum of 6% of the contributing employee's annual compensation. Matching contributions are in the form of cash, which is used by the trustee to purchase shares of Paired Common Stock. Employee contributions are invested in a fixed income fund, an equity fund or a balanced fund, or a combination of these funds, according to the employee's choices. The plan provides for 20% vesting of company contribution after two years of service, increasing to 100% vesting after six years of service. However, upon a Change in Control, the plan provides for immediate 100% vesting.

    DIRECTORS' COMPENSATION. In 1994, each active director who was not an employee of Operating Company or Realty received a $7,500 annual fee plus $400 for each meeting of the Board of Directors and each committee meeting attended and, in the case of Operating Company, for each separate subsidiary board meeting attended.

    Each director retiring subsequent to 1960 and serving Realty, Operating Company or SAC as an outside director for at least ten years is remunerated at the annual rate of $480 times his or her number of years of service. This annual payment is payable for five years. During 1994, ten former directors with years of service ranging from thirteen to thirty participated in the plan. Amounts payable under the plan in 1994 totaled $116,160.

    SEVERANCE AGREEMENTS. Operating Company has in effect Severance Agreements with certain officers, including Messrs. Keller, Goodrich, Robbins and Brumbaugh. Realty has in effect similar severance agreements with Messrs. Chillingworth, Stirling and Fleming. Realty's severance agreements with Mr. Carpenter and other former officers expired with their resignations as officers of Realty on February 18, 1994. These agreements, which have a term of five years, become effective if there is a Change in Control followed by a Qualifying Termination of the named executive within three years. In that event, the executive becomes entitled to a lump sum payment equal to 2 1/2 times the sum of
(1) the executive's current annual base salary rate plus (2) the executive's average bonuses over the three calendar years preceding the Change in Control. In addition, the executive may continue to participate in the Company's medical and dental plans for three years if the executive pays the applicable premium. The Severance Agreements provide that no payments shall be made to the extent such payments, together with other payments by the Company, would cause the limits of Section 280G of the Internal Revenue Code to be exceeded.

    EMPLOYMENT AGREEMENTS. Mr. Keller has an agreement for employment with Operating Company, effective January 1, 1994 and expiring December 31, 1996 (subject to earlier termination under the circumstances described below). The agreement provides that Mr. Keller shall serve as Chief Executive Officer of Operating Company and shall devote substantially all of his time and energy to the business of Operating Company. The agreement provides for various benefits to Mr. Keller, including an annual base salary, which is subject to periodic review and increase, but not to decrease below $375,000. Mr. Keller is also entitled under the agreement to various fringe benefits and perquisites (such as car, club membership and financial planning allowances) and to participate in the annual bonus, incentive, savings and retirement welfare and vacation plans, programs and policies applicable generally to other peer executives of Operating Company.

    The agreement automatically terminates in the event of Mr. Keller's death or "disability" (as defined in the agreement). Operating Company may also terminate Mr. Keller's employment under the agreement at any time, with or without "cause" (as defined in the agreement), upon 60 days written notice. The agreement provides for various payments to Mr. Keller or his estate or beneficiaries, as applicable, in the event of termination of his employment.

    In the event of termination for death or disability, Mr. Keller or his estate or beneficiaries would be entitled to receive within 30 days of such termination a lump sum payment equal to his accrued but unpaid (i) salary, (ii) reasonable employment expenses and fringe benefit allowances, and (iii) vacation pay (collectively, "Accrued Obligations"). Under such circumstances, Mr. Keller or his estate or beneficiaries would also receive payment of any amounts due pursuant to the terms of any applicable welfare or pension benefit plans. Upon termination for cause, Mr. Keller would be entitled to receive timely payments of his Accrued Obligations and any amounts due pursuant to the terms of any applicable welfare or pension benefit plans. If Operating Company terminates Mr. Keller's employment other than for cause or death or disability, or if Mr. Keller voluntarily terminates his employment for "good reason" (as defined in the agreement), then he is entitled to receive (a) timely payments of his Accrued Obligations, (b) payments of any amounts due pursuant to the terms of any applicable welfare or pension benefit plans, and (c) a payment equal to 112% of his then current annual base salary, subject to offset for any cash lump sum payment he may receive pursuant to any severance agreement with Operating Company. In the event Mr. Keller's employment is terminated for any reason other than cause, any of the stock options granted to Mr. Keller as a condition of the agreement which have not yet vested will vest automatically and be exercisable for a period of 90 days following such termination.

    Mr. Goodrich has an agreement for employment with Operating Company to serve as its Vice President and with Los Angeles Turf Club, Incorporated to serve as its President and Chief Operating Officer, effective January 1, 1994 and expiring December 31, 1996, subject to automatic renewal for one year periods unless either Mr. Goodrich or Operating Company has noticed the other of its desire to terminate the agreement at least six months prior to its expiration. The other terms of his agreement are similar to those described above for Mr. Keller, except that (a) Mr. Goodrich is entitled to receive a current annual base salary which is subject to periodic review and increase, but not to decrease below $230,000, (b) Mr. Goodrich is not entitled to a financial planning allowance, and (c) Operating Company may terminate Mr. Goodrich's employment, with or without "cause" upon 90 days' written notice.

    Mr. Chillingworth has an agreement for employment with Realty effective March 16, 1994 and expiring on June 30, 1996 (subject to earlier termination under the circumstances described below). The agreement provides that Mr. Chillingworth shall serve as Chief Executive Officer of Realty and shall devote substantially two-thirds of his time and energy to the business of Realty. Mr. Chillingworth is entitled under the agreement to devote up to one-third of his time and energy to the business of Oak Tree Racing Association, of which he currently serves as Executive Vice President. The agreement also contemplated that Mr. Chillingworth would be appointed as a director of Realty and serve as Vice Chairman of the Board of Realty, positions Mr. Chillingworth assumed on June 16, 1994.

    The agreement provides for various benefits to Mr. Chillingworth, including an annual base salary which is subject to periodic review and increase, but not to decrease below $160,000. Mr. Chillingworth is also entitled under the agreement to various fringe benefits and perquisites (such as car and club membership allowances) and to participate in all annual bonus, incentive, savings and retirement, welfare and vacation plans, programs and policies applicable generally to other peer executives of Realty. In determining bonus and incentive awards, the agreement provides that the

Compensation Committee will consider Mr. Chillingworth's success in accomplishing certain specified strategic, financial and personal goals. As a condition of the agreement, Mr. Chillingworth also was granted (pursuant to the terms of Realty's 1984 Stock Option Plan) options to purchase 30,000 shares of Realty's common stock at $20.25, which was the fair market value of the common stock on the date of grant.

    The agreement automatically terminates in the event of Mr. Chillingworth's death or "disability" (as defined in the agreement). Realty may also terminate Mr. Chillingworth's employment under the agreement at any time, with or without "cause" (as defined in the agreement), upon 90 days' written notice. The agreement provides for various payments to Mr. Chillingworth or his estate or beneficiaries, as applicable, in the event of termination of his employment, the provisions of which are the same as, and which are described above in the summary of, Mr. Keller's employment agreement, (substituting Realty for Operating Company).

    Mr. Stirling has an agreement for employment with Realty to serve as President and Chief Operating Officer commencing on April 18, 1994 and expiring on June 30, 1996 (subject to earlier termination under the circumstances described above for Mr. Chillingworth). The other terms of Mr. Stirling's agreement are similar to those described above for Mr. Chillingworth, except that (a) Mr. Stirling has agreed to devote substantially all of his time and energy to the business of Realty, (b) Mr. Stirling is entitled to receive a current annual base salary which is subject to periodic review and increase, but not to decrease below $150,000 and (c) as a condition of the agreement, Mr. Stirling was granted (pursuant to the terms of Realty's 1984 Stock Option Plan) options to purchase 20,000 shares of Realty's common stock at the fair market value of the common stock on the date of grant.

    Mr. Fleming has an agreement for employment with Realty to serve as Executive Vice President and Chief Financial Officer commencing May 9, 1994 and expiring June 30, 1996 (subject to earlier termination under the same circumstances as described above for Mr. Chillingworth). The other terms of Mr. Fleming's agreement are similar to those described above for Mr. Chillingworth, except that (a) Mr. Fleming has agreed to devote substantially all of his time and energy to the business of Realty, (b) Mr. Fleming is entitled to receive an annual base salary of $150,000 per year through July 15, 1995 and $195,000 per year from July 16, 1995 through June 30, 1996, subject to periodic review and increase but not decrease, (c) Mr. Fleming is entitled to a guaranteed bonus of $30,000 provided he is employed by Realty on December 31, 1995 and (d) as a condition of the agreement, Mr. Fleming was granted (pursuant to the terms of Realty's 1984 Stock Option Plan) options to purchase 25,000 shares of Realty's common stock at the fair market value of the common stock on the date of grant.

                           RELATED PARTY TRANSACTION

    Mr. Chillingworth, the Chief Executive Officer of Realty, also serves as Executive Vice President of Oak Tree Racing Association ("Oak Tree"). Oak Tree subleases Santa Anita Racetrack from LATC, a wholly owned subsidiary of Operating Company, for the purpose of conducting a thoroughbred horse racing meet lasting between five and six weeks each year. Under the current sublease, which has been in place since January 1990 and expires in 2000, Oak Tree made rental payments of $2,423,000 to LATC during 1994.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors of each Company customarily selects an independent accounting firm to examine each Company's financial statements shortly before the close of each fiscal year and, accordingly, Kenneth Leventhal & Company has been selected at this time for the 1995 audit. The firm of Kenneth Leventhal & Company examined each Company's financial statements for the year ended December 31, 1994, and a member of that firm will be present at each Company's Annual Meeting of Shareholders with the opportunity to make a statement and to answer questions by the shareholders.

                                 OTHER MATTERS

    Managements of each Company know of no business other than that mentioned above to be transacted at the Annual Meetings, but if other matters do properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment, and discretionary authority to do so to the fullest extent permitted by applicable law is included in the proxy.

                       PROPOSALS FOR NEXT ANNUAL MEETINGS

    Any proposal which a shareholder intends to present at the next Annual Meetings of Shareholders, to be held in May 1996, must be received at the principal executive offices of the Company to which such proposal relates by November 29, 1995, if such proposal is to be considered for inclusion in such Company's Proxy Statement and form of proxy relating to that meeting.

                           ANNUAL REPORT (FORM 10-K)

    The Companies undertake, on written request, to provide each shareholder, without charge, a copy of The Companies' Joint Annual Report on Form 10-K for the year ended December 31, 1994 as filed with the Securities and Exchange Commission, including the financial statements, schedules, and exhibits to such report. Requests should be addressed to Santa Anita Operating Company, P.O. Box 60014, Arcadia, California 91066-6014, Attention: Kathryn J. McMahon or Santa Anita Realty Enterprises, Inc., P.O. Box 60025, Arcadia California 91066-6025,
Attention: Brian L. Fleming.

(THE FOLLOWING COPY OF THE SANTA ANITA OPERATING COMPANY 1995 SHARE
AWARD PLAN IS FILED PURSUANT TO INSTRUCTION 3 TO ITEM 10 OF SCHEDULE 14A, BUT IS NOT PART OF THE PROXY STATEMENT AND DOES NOT OTHERWISE CONSTITUTE SOLICITING MATERIAL.)




















                          SANTA ANITA OPERATING COMPANY
                              1995 SHARE AWARD PLAN

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

I.   THE PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     1.1  Purpose. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.2  Administration and Authorization; Power and Procedure. . . . . . .   1
     1.3  Participation. . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     1.4  Shares Available for Awards. . . . . . . . . . . . . . . . . . . .   3
     1.5  Grant of Awards. . . . . . . . . . . . . . . . . . . . . . . . . .   5
     1.6  Award Period . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     1.7  Limitations on Exercise and Vesting of Awards. . . . . . . . . . .   5
     1.8  Acceptance of Notes to Finance Exercise. . . . . . . . . . . . . .   6
     1.9  No Transferability . . . . . . . . . . . . . . . . . . . . . . . .   7

II.  EMPLOYEE OPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

     2.1  Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     2.2  Option Price . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     2.3  Limitations on Grant and Terms of Incentive Stock Options. . . . .   9
     2.4  Limits on 10% Holders. . . . . . . . . . . . . . . . . . . . . . .   9
     2.5  Option Repricing; Cancellation and Regrant; Waiver of
          Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     2.6  Dividend Equivalents . . . . . . . . . . . . . . . . . . . . . . .  10

III. STOCK APPRECIATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . .  10

     3.1  Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     3.2  Exercise of Stock Appreciation Rights. . . . . . . . . . . . . . .  11
     3.3  Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

IV.  RESTRICTED STOCK AWARDS . . . . . . . . . . . . . . . . . . . . . . . .  12

     4.1  Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     4.2  Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     4.3  Return to the Corporation. . . . . . . . . . . . . . . . . . . . .  13

V.   PERFORMANCE SHARE AWARDS AND STOCK BONUSES. . . . . . . . . . . . . . .  13

     5.1  Grants of Performance Share Awards . . . . . . . . . . . . . . . .  13
     5.2  Grants of Stock Bonuses. . . . . . . . . . . . . . . . . . . . . .  13
     5.3  Deferred Payments. . . . . . . . . . . . . . . . . . . . . . . . .  14

                                       (i)

VI.  OTHER PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

     6.1  Rights of Eligible Employees, Participants and Beneficiaries . . .  14
     6.2  Adjustments; Acceleration. . . . . . . . . . . . . . . . . . . . .  15
     6.3  Effect of Termination of Employment. . . . . . . . . . . . . . . .  17
     6.4  Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . .  17
     6.5  Tax Withholding. . . . . . . . . . . . . . . . . . . . . . . . . .  18
     6.6  Plan Amendment, Termination and Suspension . . . . . . . . . . . .  18
     6.7  Effect of Pairing Agreement on Awards. . . . . . . . . . . . . . .  19
     6.8  Privileges of Stock Ownership. . . . . . . . . . . . . . . . . . .  20
     6.9  Effective Date of the Plan . . . . . . . . . . . . . . . . . . . .  20
     6.10 Term of the Plan . . . . . . . . . . . . . . . . . . . . . . . . .  20
     6.11 Governing Law; Construction; Severability. . . . . . . . . . . . .  21
     6.12 Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
     6.13 Effect of Change of Subsidiary Status. . . . . . . . . . . . . . .  22
     6.14 Non-Exclusivity of Plan. . . . . . . . . . . . . . . . . . . . . .  22

VII. DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

     7.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

                                      (ii)

                          SANTA ANITA OPERATING COMPANY
                              1995 SHARE AWARD PLAN




I.   THE PLAN.

     1.1  PURPOSE.

          The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company. "Corporation" means Santa Anita Operating Company and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VII.

     1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

          (a) COMMITTEE. This Plan shall be administered by, and all Awards to Eligible Employees shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

          (b) PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority:

          (i) to determine from among those persons eligible the particular Eligible Employees who will receive any Awards;

          (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

          (iii) to approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

          (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Participants, subject to any required consent under Section 6.6;

          (vi) to accelerate or extend the exercisability or vesting extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

          (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

          (c) BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

          (d)  RELIANCE ON EXPERTS.   In making any determination or in taking
or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          (e) DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

     1.3  PARTICIPATION.

          Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall not be eligible to receive any Awards.

     1.4  SHARES AVAILABLE FOR AWARDS.

          Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock, any shares of its Common Stock held as treasury shares and shares of Realty Stock. The shares may be delivered for any lawful consideration.

          (a) NUMBER OF SHARES. The maximum number of shares of Common Stock and Realty Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 780,000 Paired Shares, subject to subsection (c) below and the adjustments contemplated by Section 6.2. The maximum number of Options and Stock Appreciation Rights (whether payable in Paired Shares, cash or any combination thereof) that may be granted to an Eligible Employee during any one-year period shall not exceed 150,000, subject to adjustment as contemplated in Section 6.2.

          (b) RESERVATION OF SHARES. Common Stock subject to outstanding Awards of derivative securities (as defined in Rule 16a-1(c) under the Exchange
Act) shall be reserved for issuance; a like number of shares of Realty Stock shall be purchased from Realty or arrangements shall be made with Realty for simultaneous issuance by Realty of the same number of shares of Realty Stock as the number of shares of Common Stock to be issued in connection with an Award; PROVIDED that nothing herein shall be construed to prevent the Corporation from purchasing Paired Shares in the open market for use in connection with Awards. If a Stock Appreciation Right or similar right is exercised or a Performance Share Award based on the increased market value of a specified number of Paired Shares is paid, the number of Paired Shares to which such exercise or payment relates under the applicable Award shall be charged against the maximum amount of Paired Shares that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Corporation withholds Paired Shares pursuant to Section 6.5, the number of shares that would have been deliverable with respect to an Award but that are withheld pursuant to the provisions of Section
6.5 may in effect not be issued, but the aggregate number of shares issuable with respect to the applicable Award and under the Plan shall be reduced by the number of shares withheld and such shares shall not be available for additional Awards under this Plan. To the extent a Performance Share Award constitutes an equity security (as this phrase is defined in Rule 16a-1 under the Exchange Act) issued by the Corporation and is paid in shares of Paired Shares, the number of Paired Shares (if any) subject to such Performance Share Award shall be charged (but in the case of tandem or substituted Awards, without duplication) against the maximum number of Paired Shares that may be delivered pursuant to Awards under this Plan.

          (c) CASH ONLY AWARD LIMIT. Awards payable solely in cash under the Plan and Awards payable either in cash or shares that are actually paid in cash shall constitute and be referred to as "CASH ONLY AWARDS". The number of Cash Only Awards shall be determined by reference to the number of Paired Shares by which the Award is measured. The maximum number of Cash Only Awards that may be paid shall not, together with the aggregate number of Paired Shares that may be delivered under subsection (a), exceed 780,000, subject to adjustments under
Section 6.2. Awards payable either in cash or shares shall not be counted against the Cash Only Award limit if charged against the share limit in subsection (a). Notwithstanding the foregoing, if an Award paid or payable solely in cash satisfies the requirements for the exclusion from the definition of a derivative security in Rule 16a-1(c) that does not require that the award be made under a Rule 16b-3 plan, the Award shall not be counted against any of the limits of this Section.

          (d) REISSUE OF AWARDS. Subject to any restrictions under Rule 16b-3, any unexercised, unconverted, unvested or undistributed portion of any expired, cancelled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award under subsection (a) or (c) above, as applicable, whether or not the Participant has received benefits of ownership (such as dividends or dividend equivalents or voting rights) during the period in which the Participant's ownership was restricted or otherwise not vested. Shares that are issued pursuant to Awards and subsequently reacquired by the Corporation pursuant to the terms and conditions of the Awards also shall be available for reissuance under the Plan.

          (e) INTERPRETIVE ISSUES. Additional rules for determining the number of shares or Cash Only Awards authorized under the Plan may be adopted by the Committee, as it deems necessary or appropriate; provided that such rules are consistent with Rule 16b.

     1.5  GRANT OF AWARDS.

          Subject to the express provisions of this Plan, the Committee shall determine the number of Paired Shares subject to each Award, and the price (if any) to be paid for the Paired Shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in revenues, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

     1.6  AWARD PERIOD.

          Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, in the case of Options or other rights to acquire Paired Shares, not later than ten (10) years after the Award Date.

     1.7  LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

          (a) PROVISIONS FOR EXERCISE. Except as may otherwise be provided in an Award Agreement, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides.

          (b) PROCEDURE. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with
Section 2.2(b).

          (c) FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 10 Paired Shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     1.8  ACCEPTANCE OF NOTES TO FINANCE EXERCISE.

          The Corporation may, with the Committee's approval, accept one or more notes from any Participant in connection with the exercise or receipt of any outstanding Award; PROVIDED that any such note shall be subject to the following terms and conditions:

          (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

          (b) The note shall be repaid over a period of time not to exceed five years, with annual installments of at least 10% of principal the first four years and a balloon payment of the remaining principal amount at the end of the fifth year; PROVIDED that the Corporation may demand any payment, in addition to such installments, as may be required for the note to remain in compliance with any applicable federal or state regulation.

          (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

          (d) Except as otherwise provided by the Committee, if the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; PROVIDED, HOWEVER, that if a sale of any Paired Shares acquired by the Participant in connection with an Award to which the note relates would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.

          (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

          (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

     1.9  NO TRANSFERABILITY.

          (a) Awards may be exercised only by, and amounts payable or Paired Shares issuable pursuant to an Award shall be paid only to (or registered only in the name of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Total Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and Rule 16b-3) to a third party pursuant to such conditions and procedures as the Committee may establish. Other than by will or the laws of descent and distribution or pursuant to a QDRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Award, including, without limitation, any Option or shares of Restricted Stock that has not vested, shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation) and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or Paired Shares in accordance with the provisions of this Plan. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes.

          (b) Nothing in this plan authorizes, or shall be construed to authorize, a transfer or exchange by a Participant, Beneficiary, Personal Representative or any third party of any shares of Common Stock or Realty Stock in contravention of the provisions of the Pairing Agreement.

          (c) The restrictions on exercise and transfer above shall not be deemed to prohibit the authorization by the Committee of "cashless exercise" procedures with unaffiliated third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable legal restrictions and Rule 16b-3, nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule 16b-3, nor, in the case of Participants who are not Section 16 Persons, transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement or other writing expressly permit.

II.  EMPLOYEE OPTIONS.

     2.1  GRANTS.

          One or more Options may be granted under this Article to any Eligible Employee, subject to the provisions of Section 1.4. Each Option granted may be either an Option intended to be an Incentive Stock Option (as to the Common Stock covered by the Option, but not the Realty Stock), or an Option not so intended, and such intent shall be indicated in the applicable Award Agreement.

     2.2  OPTION PRICE.

          (a) PRICING LIMITS. Subject to Section 2.4, (i) the purchase price per share of the Common Stock covered by each Option and (ii) the purchase price per share of the Realty Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value of the Common Stock or Realty Stock, as the case may be, on the date of grant.

          (b) PAYMENT PROVISIONS. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, in cash in an amount equal to the par value of the shares being purchased, and, in the form of a promissory note (consistent with the requirements of Section 1.8) of the Participant in an amount equal to the difference between said cash amount and the purchase price of such shares; (iv) by notice and third party payment in such manner as may be authorized by the Committee; (v) by the delivery of Paired Shares already owned by the Participant, PROVIDED, HOWEVER, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such Paired Shares; or (vi) if authorized by the Committee or specified in the applicable Award Agreement, by reduction in the number of Paired Shares otherwise deliverable upon exercise by that number of Paired Shares which have a then Fair Market Value equal to such purchase price. Previously owned Paired Shares used to satisfy the exercise price of an Option under clause (v) shall be valued at their Fair Market Value on the date of exercise.

     2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

          (a) $100,000 LIMIT. To the extent that the aggregate "fair market value" of Common Stock subject to any Option with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the Common Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          (b) OPTION PERIOD. Subject to Section 2.4, each Option and all rights thereunder shall expire no later than ten years after the Award Date.

          (c) OTHER CODE LIMITS. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

          (d) REALTY STOCK. To the extent an Option is for the purchase of Realty Stock, such Option shall be treated as a Nonqualified Stock Option.

     2.4  LIMITS ON 10% HOLDERS.

          No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option with respect to the Common Stock covered by the Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.5  OPTION REPRICING; CANCELLATION AND REGRANT; WAIVER OF RESTRICTIONS.

          Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee, any adjustment in the exercise or purchase price, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

          2.6  DIVIDEND EQUIVALENTS.

          The Committee may, at the time of granting an Option, grant Dividend Equivalents attributable to Paired Shares subject to the Option. Dividend Equivalents shall be paid in cash only to the extent the Option is unexercised as of the dividend record date, as specified in the Award Agreement, as follows: the Dividend Equivalent per Paired Share shall be multiplied by the number of Paired Shares subject to Option and an amount equal to the product so derived shall be paid in cash to the Participant on the dividend payment date. The Committee may in the Award specify that Dividend Equivalents shall be paid only for a specified time period or only as to that portion of the Option that has vested.

III. STOCK APPRECIATION RIGHTS.

     3.1  GRANTS.

          In its discretion, the Committee may grant to any Eligible Employee Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

     3.2  EXERCISE OF STOCK APPRECIATION RIGHTS.

          (a) EXERCISABILITY. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

          (b) EFFECT ON AVAILABLE SHARES. In the event that a Stock Appreciation Right is exercised, the number of Paired Shares subject to the Award shall be charged against the number of Paired Shares subject to the Stock Appreciation Right and the related Option of the Participant.

          (c) STAND-ALONE SARS. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement but, unless the Committee determines otherwise, in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

     3.3  PAYMENT.

          (a) AMOUNT. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

               (i) the difference obtained by subtracting the exercise price per Paired Share under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a Paired Share on the date of exercise of the Stock Appreciation Right, by

               (ii) the number of Paired Shares with respect to which the Stock Appreciation Right shall have been exercised.

          (b) FORM OF PAYMENT. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in Paired Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such Paired Shares and partly in cash, PROVIDED that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or Paired Shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.


IV.  RESTRICTED STOCK AWARDS.

     4.1  GRANTS.

          The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of Paired Shares to be issued, the date of such issuance, the consideration for such Paired Shares (but not less than the minimum lawful consideration) to be paid by the Participant and the restrictions imposed on such Paired Shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("restricted shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

     4.2  RESTRICTIONS.

          (a) PRE-VESTING RESTRAINTS. Except as provided in Section 1.9 and 4.1, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

          (b) DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, PROVIDED that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

          (c) CASH PAYMENTS. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

     4.3  RETURN TO THE CORPORATION.

          Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vest that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.


V.   PERFORMANCE SHARE AWARDS AND STOCK BONUSES.

     5.1  GRANTS OF PERFORMANCE SHARE AWARDS.

          The Committee may, in its discretion, grant one or more Performance Share Awards to any Eligible Employee based upon such factors, which in the case of any Award to a Section 16 Person shall include but not be limited to the contributions, responsibilities and other compensation of the person, as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of Paired Shares (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any Paired Shares or cash to the Participant shall be based. The amount of cash or Paired Shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee, consistent with Section 6.11(c)(2), if applicable, may determine.

     5.2  GRANTS OF STOCK BONUSES.

          The Committee may grant a Stock Bonus to any Eligible Employee to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee.

The number of shares so awarded shall be determined by the Committee. The Stock Bonus may be granted independently or in lieu of a cash bonus.

     5.3  DEFERRED PAYMENTS.

          The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or Paired Shares that may become due or of cash otherwise payable under this Plan, and provide for accreted benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.


VI.  OTHER PROVISIONS.

     6.1  RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES.

          (a) EMPLOYMENT STATUS. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

          (b) NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

          (c) PLAN NOT FUNDED. Awards payable under this Plan shall be payable in Paired Shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock or shares of Realty Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     6.2  ADJUSTMENTS; ACCELERATION.

          (a) ADJUSTMENTS. If the outstanding shares of Common Stock or the outstanding shares of Realty Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Corporation or of Realty, as the case may be, or if additional shares or new or different securities are distributed with respect to the outstanding shares of Common Stock or the outstanding shares of Realty Stock, through a reorganization or merger in which the Corporation or Realty, as the case may be, is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the shareholders of the Corporation or of Realty, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or the Realty Stock or a sale of substantially all the assets of the Corporation or of Realty as an entirety which in the judgment of the Committee materially affects the Common Stock or the Realty Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (A) the number and kind of shares of Common Stock, Realty Stock or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (B) the consideration payable with respect to Awards granted prior to any such change and the price, if any, paid in connection with Restricted Stock Awards or (C) the performance standards appropriate to any outstanding awards; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock or to holders of Realty Stock upon or in respect of such event; PROVIDED, HOWEVER, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to any

Stock Appreciation Rights based upon the adjustments made to the Options to which they are related. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

          (b) ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. As to any or all Participants, upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant; PROVIDED, HOWEVER, that in no event shall any Award be accelerated as to any Section 16 Person to a date less than six months after the Award Date of such Award. Notwithstanding the foregoing, except in the case of an Award of an Option, prior to a Change in Control Event, the Committee may determine that, upon its occurrence, there shall be no acceleration of benefits under Awards or determine that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establish a different time in respect of such event for such acceleration. In addition, the Committee may override the limitations on acceleration in this Section 6.2(b) by express provision in the Award Agreement and may accord any Participant a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

          Notwithstanding any other provision of this Plan, this Section 6.2(b) shall be effective through September 30, 1997 and may not be amended or terminated during such period except as required by law or to make changes that do not diminish the benefits or rights provided by this Section 6.2(b). The Board may, in its sole discretion and for any reason, provide written notice of termination or amendment (effective as of the then applicable expiration date, but not with respect to a Change in Control Event occurring on or before such expiration date) no later than six months before the expiration date of this
Section 6.2(b). If such amendment or termination is not made, this Section 6.2(b) shall be automatically extended for an additional period of 60 months past the expiration date. This Section 6.2(b) shall continue to be automatically extended for an additional 60 months at the end of such 60-month period and each succeeding 60-month period unless notice is given in the manner described in this Section 6.2(b).

          (c) POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option or other right to acquire Paired Shares under this Plan has not been exercised prior to (i) a dissolution of the Corporation, (ii) a reorganization event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of a reorganization event described in Section 6.2(a) that results in a Change in Control Event approved by the Board and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

          (d) GOLDEN PARACHUTE LIMITATIONS. In no event shall an Award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of
Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program which would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

     6.3  EFFECT OF TERMINATION OF EMPLOYMENT.

          The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, E.G., Retirement, early retirement, termination for cause, disability or death. Notwithstanding any terms to the contrary in an Award Agreement or this Plan, the Committee may decide in its complete discretion at the time of termination (or within a reasonable time thereafter) to extend the exercise period of an Award (although not beyond the period described in Section 2.3(b)) and the number of shares covered by the Award with respect to which the Award is exercisable or vested.

     6.4  COMPLIANCE WITH LAWS.

          This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of Paired Shares and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

     6.5  TAX WITHHOLDING.

          (a) CASH OR SHARES. Upon any exercise, vesting, or payment of any Award, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of Paired Shares under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, or the Committee may require (either at the time of the Award or thereafter), pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

          (b) TAX LOANS. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to Paired Shares received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law may establish and such loan need not comply with the provisions of Section 1.8.

     6.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.

          (a) BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

          (b) SHAREHOLDER APPROVAL. If any amendment would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 425 of the Code or any other applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

          (c) AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards that the Committee in the prior exercise of its discretion has imposed, without the consent of the Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award.

          (d) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

     6.7  EFFECT OF PAIRING AGREEMENT ON AWARDS.

          (a) PAIRING AGREEMENT. This Plan shall be subject to the terms and conditions of the Pairing Agreement.

          (b)  PAIRED SHARES.  All Awards shall be subject to the following:

               (i) the grant of any Award for Common Stock pursuant to this Plan shall also be for an equal number of shares of Realty Stock; upon the exercise of any Options to purchase Common Stock, or the payment of a Restricted Stock Award, a Stock Appreciation Right, a Performance Share

          Award payable in Common Stock or a Stock Bonus, the Participant shall obtain a number of shares of Realty Stock equal to the number of shares of Common Stock to be issued upon exercise or payment;

               (ii) the grant of any Award for Realty Stock pursuant to this Plan shall also be for an equal number of shares of Common Stock; upon the exercise of any Options to purchase Realty Stock, or the payment of a Restricted Stock Award, a Stock Appreciation Right, a Performance Share Award payable in Realty Stock or a Stock Bonus, the Participant shall obtain a number of shares of Common Stock equal to the number of shares of Realty Stock to be issued upon exercise or payment.

          (c) STOCK CERTIFICATES. Upon exercise of an Option or payment of an Award, the person receiving Paired Shares shall be entitled to one stock certificate evidencing the Paired Shares acquired; PROVIDED that any person who tenders Paired Shares to the Corporation in payment of a portion or all of the purchase price of the stock purchased upon exercise of an Option shall be entitled to receive two certificates, one representing a number of Paired Shares equal to the number of Paired Shares exchanged for the stock acquired upon exercise, and another representing the additional Paired Shares, if any, acquired upon exercise of the Option.

     6.8  PRIVILEGES OF STOCK OWNERSHIP.

          Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Paired Shares not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     6.9  EFFECTIVE DATE OF THE PLAN.

          This Plan shall be effective as of December 15, 1994, the date of Board approval, subject to shareholder approval within 12 months thereafter.

     6.10 TERM OF THE PLAN.

          No Award shall be granted more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

     6.11 GOVERNING LAW; CONSTRUCTION; SEVERABILITY.

          (a) CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant California law.

          (b) SEVERABILITY. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (c) PLAN CONSTRUCTION. (1) It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

          (2) It is the further intent of the Company that Options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant, that are granted to or held by a Section 16 Person, shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

     6.12 CAPTIONS.

          Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     6.13 EFFECT OF CHANGE OF SUBSIDIARY STATUS.

          For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

     6.14 NON-EXCLUSIVITY OF PLAN.

          Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock and/or Realty Stock, under any other plan or authority.


VII. DEFINITIONS.

     7.1  DEFINITIONS.

          (a) "AWARD" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Stock Bonus, Dividend Equivalent or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

          (b) "AWARD AGREEMENT" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

          (c) "AWARD DATE" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

          (d) "AWARD PERIOD" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

          (e) "BENEFICIARY" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

          (f)  "BOARD" shall mean the Board of Directors of the Corporation.

          (g)  "CHANGE IN CONTROL EVENT" shall mean:

               (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Common Stock (the "Outstanding Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); PROVIDED, HOWEVER, that the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Corporation (except that an acquisition by virtue of the exercise of a conversion privilege shall not be considered within this clause (A) unless the converted security was itself acquired directly from the Corporation), (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidated, if, following such reorganization, merger or consolidation, the conditions described in clauses (A) and (B) of paragraph (3) below are satisfied;

               (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, that any individual who becomes a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (3) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation (a "transaction"), unless, following such transaction in each case, (A) more than 80% of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such transaction and (B) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such transaction and any Person beneficially owning, immediately prior to such transaction, directly or indirectly, 20% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; or

               (4) Approval by the shareholders of the Corporation of (A) a complete liquidation or dissolution of the Corporation or (B) the sale or other disposition of all or substantially all of the assets of the Corporation, unless such assets are sold to a corporation and following such sale or other disposition, the conditions described in clauses (A) and
     (B) of paragraph (3) above are satisfied.

          (h) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (i)  "COMMISSION" shall mean the Securities and Exchange Commission.

          (j) "COMMITTEE" shall mean the Compensation Committee of the Board, which Committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be a Disinterested and Outside director.

          (k) "COMMON STOCK" shall mean the common stock of the Corporation, $.10 par value per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

          (l) "COMPANY" shall mean, collectively, the Corporation and its Subsidiaries.

          (m) "CORPORATION" shall mean Santa Anita Operating Company, a Delaware corporation, and its successors.

          (n) "DISINTERESTED AND OUTSIDE" shall mean "disinterested" within the meaning of any applicable regulatory requirements, including Rule 16b-3, and "outside" within the meaning of Section 162(m) of the Code.

          (o) "DIVIDEND EQUIVALENT" shall mean an amount equal to the amount of cash dividends or other cash distributions paid (or such portion of such dividend or other distribution as may be designated by the Committee) with respect to each Paired Share after the date of an Award of a Dividend Equivalent.

          (p) "ELIGIBLE EMPLOYEE" shall mean an officer (whether or not a director) or any other employee of the Company, or any Other Eligible Person, as determined by the Committee in its discretion.

          (q) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          (r) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (s) "FAIR MARKET VALUE" shall mean, with respect to Common Stock or Realty Stock, the fair market value of an unpaired share of Common Stock or Realty Stock, as the case may be, as determined in good faith by the Committee. The Fair Market Value of a Paired Share shall mean the closing price of a Paired Share on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the Paired Shares are so listed or admitted to trade, on such date, or, if there is no trading of the Paired Shares on such date, then the closing price of the Paired Shares as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; PROVIDED, HOWEVER, if the Paired Shares are not listed or admitted to trade on a national securities exchange, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for Plan purposes.

          (t) "INCENTIVE STOCK OPTION" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section.

          (u) "NONQUALIFIED STOCK OPTION" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

          (v) "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who is not an officer or employee of the Company.

          (w) "OPTION" shall mean an option to purchase Paired Shares under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option, PROVIDED that all Options with respect to Realty Stock shall be Nonqualified Stock Options.

          (x) "OTHER ELIGIBLE PERSON" shall mean any individual consultant, advisor or (to the extent provided in the next sentence) agent who renders or has rendered BONA FIDE services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee; PROVIDED that if the Corporation's officers and directors are or become subject to Section 16 of the Exchange Act, a Non-Employee Director shall not thereafter be selected as an Other Eligible Person. A non-employee agent providing BONA FIDE services to the Company (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (x) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (y) the Corporation's compliance with any other applicable laws.

          (y) "PAIRED SHARE" means a share of Common Stock and a share of Realty Stock.

          (z) "PAIRING AGREEMENT" means the Pairing Agreement between the Corporation and Realty, dated as of December 31, 1979, as it may be amended from time to time.

          (aa) "PARTICIPANT" shall mean an Eligible Employee who has been granted an Award under this Plan.

          (bb) "PERFORMANCE SHARE AWARD" shall mean an Award made pursuant to the provisions, and subject to the terms and conditions, of Article V of the Plan.

          (cc) "PERSONAL REPRESENTATIVE" shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

          (dd) "PLAN" shall mean this 1995 Share Award Plan.

          (ee) "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

          (ff) "REALTY" means Santa Anita Realty Enterprises, Inc., a Delaware corporation.

          (gg) "REALTY STOCK" means the common stock of Realty, $.10 par value per share, and such other securities or property as may become subject of Awards or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

          (hh) "RESTRICTED STOCK" shall mean Paired Shares awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting and such transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

          (ii) "RETIREMENT" shall mean retirement from active service as an employee or officer of the Company on or after attaining age 65.

          (jj) "RULE 16B-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act.

          (kk) "SECTION 16 PERSON" shall mean a person subject to Section 16(a) of the Exchange Act.

          (ll) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

          (mm) "STOCK APPRECIATION RIGHT" shall mean a right to receive a number of Paired Shares or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Paired Shares that is authorized under this Plan.

          (nn) "SUBSIDIARY" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (oo) "TOTAL DISABILITY" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

          EXECUTED this 15th day of December, 1995.


                                        SANTA ANITA OPERATING COMPANY



                                        By:  /s/ Kathryn J. McMahon
                                            -----------------------------------
                                        Its: General Counsel and Secretary
                                             ----------------------------------

(THE FOLLOWING COPY OF THE SANTA ANITA REALTY ENTERPRISES, INC. 1995 SHARE AWARD PLAN IS FILED PURSUANT TO INSTRUCTION 3 TO ITEM 10 OF
SCHEDULE 14A, BUT IS NOT PART OF THE PROXY STATEMENT AND DOES NOT
OTHERWISE CONSTITUTE SOLICITING MATERIAL.)




















                      SANTA ANITA REALTY ENTERPRISES, INC.
                              1995 SHARE AWARD PLAN

                                TABLE OF CONTENTS

                                                                            Page


I.   THE PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     1.1  Purpose. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.2  Administration and Authorization; Power and Procedure. . . . . . .   1
     1.3  Participation. . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     1.4  Shares Available for Awards. . . . . . . . . . . . . . . . . . . .   3
     1.5  Grant of Awards. . . . . . . . . . . . . . . . . . . . . . . . . .   5
     1.6  Award Period . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     1.7  Limitations on Exercise and Vesting of Awards. . . . . . . . . . .   5
     1.8  Acceptance of Notes to Finance Exercise of Options or
          Acquisitions of Operating Company Stock. . . . . . . . . . . . . .   6
     1.9  No Transferability . . . . . . . . . . . . . . . . . . . . . . . .   7

II.  EMPLOYEE OPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

     2.1  Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     2.2  Option Price . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     2.3  Limitations on Grant and Terms of Incentive Stock Options. . . . .   9
     2.4  Limits on 10% Holders. . . . . . . . . . . . . . . . . . . . . . .  10
     2.5  Option Repricing; Cancellation and Regrant; Waiver of
          Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     2.6  Dividend Equivalents . . . . . . . . . . . . . . . . . . . . . . .  10
     2.7  Issuance of Operating Company Stock. . . . . . . . . . . . . . . .  11

III. STOCK APPRECIATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . .  11

     3.1  Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     3.2  Exercise of Stock Appreciation Rights. . . . . . . . . . . . . . .  11
     3.3  Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

IV.  RESTRICTED STOCK AWARDS . . . . . . . . . . . . . . . . . . . . . . . .  12

     4.1  Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     4.2  Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     4.3  Return to the Corporation. . . . . . . . . . . . . . . . . . . . .  13

V.   PERFORMANCE SHARE AWARDS AND STOCK BONUSES. . . . . . . . . . . . . . .  13

     5.1  Grants of Performance Share Awards . . . . . . . . . . . . . . . .  13
     5.2  Grants of Stock Bonuses. . . . . . . . . . . . . . . . . . . . . .  14
     5.3  Deferred Payments. . . . . . . . . . . . . . . . . . . . . . . . .  14

                                       (i)

VI.  OTHER PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

     6.1  Rights of Eligible Employees, Participants and Beneficiaries . . .  15
     6.2  Adjustments; Acceleration. . . . . . . . . . . . . . . . . . . . .  15
     6.3  Effect of Termination of Employment. . . . . . . . . . . . . . . .  18
     6.4  Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . .  18
     6.5  Tax Withholding. . . . . . . . . . . . . . . . . . . . . . . . . .  18
     6.6  Plan Amendment, Termination and Suspension . . . . . . . . . . . .  19
     6.7  Effect of Pairing Agreement on Awards. . . . . . . . . . . . . . .  20
     6.8  Privileges of Stock Ownership. . . . . . . . . . . . . . . . . . .  21
     6.9  Effective Date of the Plan . . . . . . . . . . . . . . . . . . . .  21
     6.10 Term of the Plan . . . . . . . . . . . . . . . . . . . . . . . . .  21
     6.11 Governing Law; Construction; Severability. . . . . . . . . . . . .  21
     6.12 Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     6.13 Effect of Change of Subsidiary Status. . . . . . . . . . . . . . .  22
     6.14 Non-Exclusivity of Plan. . . . . . . . . . . . . . . . . . . . . .  23

VII. DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

     7.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

                                      (ii)

                      SANTA ANITA REALTY ENTERPRISES, INC.
                              1995 SHARE AWARD PLAN



I.   THE PLAN.

     1.1  PURPOSE.

          The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company. "Corporation" means Santa Anita Realty Enterprises, Inc. and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VII.

     1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

          (a) COMMITTEE. This Plan shall be administered by, and all Awards to Eligible Employees shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

          (b) PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority:

          (i) to determine from among those persons eligible the particular Eligible Employees who will receive any Awards;

          (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

          (iii) to approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

          (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Participants, subject to any required consent under Section 6.6;

          (vi) to accelerate or extend the exercisability or vesting extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

          (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

          (c) BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

          (d)  RELIANCE ON EXPERTS.   In making any determination or in taking
or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          (e) DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

     1.3  PARTICIPATION.

          Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall not be eligible to receive any Awards.

     1.4  SHARES AVAILABLE FOR AWARDS.

          Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock, any shares of its Common Stock held as treasury shares and shares of Operating Company Stock. The shares may be delivered for any lawful consideration.

          (a) NUMBER OF SHARES. Subject to subsection (c) below, the maximum number of shares of Common Stock and Operating Company Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 230,000 shares of Common Stock and 230,000 shares of Operating Company Stock, respectively, in each case subject to adjustments contemplated by
Section 6.2. The maximum number of Options and Stock Appreciation Rights (whether payable in Paired Shares, cash or any combination thereof) that may be granted to an Eligible Employee during any one-year period shall not exceed 150,000, subject to adjustment as contemplated in Section 6.2.

          (b) CALCULATION OF AVAILABLE SHARES. Common Stock subject to outstanding Awards of derivative securities (as defined in Rule 16a-1(c) under the Exchange Act) shall be reserved for issuance; except as provided in Section 2.7, a like number of shares of Operating Company Stock shall be purchased from Operating Company or arrangements shall be made with Operating Company for issuance by Operating Company of the same number of shares of Operating Company Stock as the number of shares of Common Stock to be issued in connection with an Award; PROVIDED that nothing herein, except as provided in Section 2.7, shall be construed to prevent the Corporation from purchasing Paired Shares in the open market for use in connection with Awards. If a Stock Appreciation Right or similar right is exercised or a Performance Share Award based on the increased market value of a specified number of Paired Shares is paid, the number of Paired Shares to which such exercise or payment relates under the applicable Award shall be charged against the maximum amount of shares of Common Stock and Operating Company Stock that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Corporation withholds Paired Shares (or Common Stock) pursuant to Section 6.5, the number of shares that would have been deliverable with respect to an Award but that are withheld pursuant to the provisions of
Section 6.5 may in effect not be issued, but the aggregate number of shares issuable with respect to the applicable Award and under the Plan shall be reduced by the number of shares withheld and such shares shall not be available for additional Awards under this Plan. To the extent a Performance Share Award constitutes an equity security (as this phrase is defined in Rule 16a-1 under the Exchange Act) issued by the Corporation and is paid in shares of Paired Shares, the number of Paired Shares (if any) subject to such Performance Share Award shall be charged (but in the case of tandem or substituted Awards, without duplication) against the maximum number of shares of Common Stock and Operating Company Stock that may be delivered pursuant to Awards under this Plan.

          (c) CASH ONLY AWARD LIMIT. Awards payable solely in cash under the Plan and Awards payable either in cash or shares that are actually paid in cash shall constitute and be referred to as "CASH ONLY AWARDS". The number of Cash Only Awards shall be determined by reference to the number of Paired Shares by which the Award is measured. The maximum number of Cash Only Awards that may be paid shall not, together with the aggregate number of shares of Common Stock that may be delivered under subsection (a), exceed 230,000, subject to adjustments under Section 6.2. Awards payable either in cash or shares shall not be counted against the Cash Only Award limit if charged against the share limit in subsection (a). Notwithstanding the foregoing, if an Award paid or payable solely in cash satisfies the requirements for the exclusion from the definition of a derivative security in Rule 16a-1(c) that does not require that the award be made under a Rule 16b-3 plan, the Award shall not be counted against any of the limits of this Section.

          (d) REISSUE OF AWARDS. Subject to any restrictions under Rule 16b-3, any unexercised, unconverted, unvested or undistributed portion of any expired, cancelled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award under subsection (a) or (c) above, as applicable, whether or not the Participant has received benefits of ownership (such as dividends or dividend equivalents or voting rights) during the period in which the Participant's ownership was restricted or otherwise not vested. Shares that are issued pursuant to Awards and subsequently reacquired by the Corporation pursuant to the terms and conditions of the Awards also shall be available for reissuance under the Plan.

          (e) INTERPRETIVE ISSUES. Additional rules for determining the number of shares or Cash Only Awards authorized under the Plan may be adopted by the Committee, as it deems necessary or appropriate; provided that such rules are consistent with Rule 16b.

     1.5  GRANT OF AWARDS.

          Subject to the express provisions of this Plan, the Committee shall determine the number of Paired Shares or shares of Common Stock subject to each Award, and the price (if any) to be paid for the Paired Shares, Common Stock or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in revenues, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

     1.6  AWARD PERIOD.

          Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, in the case of Options to acquire Common Stock or other rights to acquire Paired Shares, not later than ten (10) years after the Award Date.

     1.7  LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

          (a) PROVISIONS FOR EXERCISE. Except as may otherwise be provided in an Award Agreement, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides.

          (b) PROCEDURE. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with
Section 2.2(b).

          (c) FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 10 Paired Shares (or shares of Common Stock) may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     1.8 ACCEPTANCE OF NOTES TO FINANCE EXERCISE OF OPTIONS OR ACQUISITIONS OF OPERATING COMPANY STOCK.

          The Corporation may, with the Committee's approval, accept one or more notes from any Participant in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

          (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

          (b) The note shall be repaid over a period of time not to exceed five years, with annual installments of at least 10% of principal the first four years and a balloon payment of the remaining principal amount at the end of the fifth year; PROVIDED that the Corporation may demand any payment, in addition to such installments, as may be required for the note to remain in compliance with any applicable federal or state regulation.

          (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

          (d) Except as otherwise provided by the Committee, if the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; PROVIDED, however, that if a sale of any Paired Shares (or Common Stock) acquired by the Participant in connection with an Award to which the note relates would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.

          (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

          (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

          (g) In addition, the Corporation in the discretion of the Committee may loan funds and award bonuses to an Option holder in aggregate amounts equal, in after-tax dollars, to the purchase price of the Operating Company Stock required to be acquired under this Plan (see Section 2.7 below) upon the exercise of an Option, less the aggregate par value of such stock.
     Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the foregoing provisions of
     Section 1.8.

     1.9  NO TRANSFERABILITY.

          (a) Awards may be exercised only by, and amounts payable or Paired Shares (or Common Stock) issuable pursuant to an Award shall be paid only to (or registered only in the name of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Total Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and Rule 16b-3) to a third party pursuant to such conditions and procedures as the Committee may establish. Other than by will or the laws of descent and distribution or pursuant to a QDRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Award, including, without limitation, any Option or shares of Restricted Stock that has not vested, shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation) and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or Paired Shares (or Common Stock) in accordance with the provisions of this Plan. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes.

          (b) Nothing in this plan authorizes, or shall be construed to authorize, a transfer or exchange by a Participant, Beneficiary, Personal Representative or any third party of any shares of Common Stock or Operating Company Stock in contravention of the provisions of the Pairing Agreement.

          (c) The restrictions on exercise and transfer above shall not be deemed to prohibit the authorization by the Committee of "cashless exercise" procedures with unaffiliated third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable legal restrictions and Rule 16b-3, nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule 16b-3, nor, in the case of Participants who are not Section 16 Persons, transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement or other writing expressly permit.


II.  EMPLOYEE OPTIONS.

     2.1  GRANTS.

          One or more Options may be granted under this Article to any Eligible Employee, subject to the provisions of Section 1.4. Each Option granted may be either an Option intended to be an Incentive Stock Option, or an Option not so intended, and such intent shall be indicated in the applicable Award Agreement. No options may be granted with respect to Operating Company Stock.

     2.2  OPTION PRICE.

          (a) PRICING LIMITS. Subject to Section 2.4, the purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value of the Common Stock, on the date of grant.

          (b) PAYMENT PROVISIONS. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, in cash in an amount equal to the par value of the shares being purchased, and, in the form of a promissory note (consistent with the requirements of Section 1.8) of the Participant in an amount equal to the difference between said cash amount and the purchase price of such shares; (iv) by notice and third party payment in such manner as may be authorized by the Committee; (v) by the delivery of shares of Common Stock already owned by the Participant, PROVIDED, HOWEVER, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares of Common Stock; or (vi) if authorized by the Committee or specified in the applicable Award Agreement, by reduction in the number of shares of Common Stock otherwise deliverable upon exercise by that number of shares of Common Stock which have a then Fair Market Value equal to such purchase price. Previously owned shares of Common Stock used to satisfy the exercise price of an Option under clause (v) shall be valued at their Fair Market Value on the date of exercise.

     2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

          (a) $100,000 LIMIT. To the extent that the aggregate "fair market value" of Common Stock subject to any Option with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the Common Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          (b) OPTION PERIOD. Subject to Section 2.4, each Option and all rights thereunder shall expire no later than ten years after the Award Date.

          (c) OTHER CODE LIMITS. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4  LIMITS ON 10% HOLDERS.

          No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option with respect to the Common Stock covered by the Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.5  OPTION REPRICING; CANCELLATION AND REGRANT; WAIVER OF RESTRICTIONS.


          Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee, any adjustment in the exercise or purchase price, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

     2.6  DIVIDEND EQUIVALENTS.

          The Committee may, at the time of granting an Option, grant Dividend Equivalents attributable to shares of Common Stock subject to the Option. Dividend Equivalents shall be paid in cash only to the extent the Option is unexercised as of the dividend record date, as specified in the Award Agreement, as follows: the Dividend Equivalent per share of Common Stock shall be multiplied by the number of shares of Common Stock subject to Option and an amount equal to the product so derived shall be paid in cash to the Participant on the dividend payment date. The Committee may in the Award specify that Dividend Equivalents shall be paid only for a specified time period or only as to that portion of the Option that has vested.

     2.7  ISSUANCE OF OPERATING COMPANY STOCK.

          No Options granted pursuant to this Plan shall be exercisable unless the Option holder submits evidence satisfactory to the Corporation that, at the then Fair Market Value of an unpaired share of Operating Company Stock as determined pursuant to the Pairing Agreement, a number of shares of the Operating Company Stock equal to the number of shares of Common Stock to be received upon exercise of all or a portion of the Option will, and are able to, be purchased by the Option holder, such that upon exercise the Option holder will receive an equal number of shares of Common Stock and Operating Company Stock.


III. STOCK APPRECIATION RIGHTS.

     3.1  GRANTS.

          In its discretion, the Committee may grant to any Eligible Employee Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

     3.2  EXERCISE OF STOCK APPRECIATION RIGHTS.

          (a) EXERCISABILITY. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

          (b) EFFECT ON AVAILABLE SHARES. In the event that a Stock Appreciation Right is exercised, the number of Paired Shares subject to the Award shall be charged against the number of Paired Shares subject to the Stock Appreciation Right and Common Stock subject to the related Option of the Participant shall be reduced by such number of Paired Shares.

          (c) STAND-ALONE SARS. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement but, unless the Committee determines otherwise, in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

     3.3  PAYMENT.

          (a) AMOUNT. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

               (i) the difference obtained by subtracting the exercise price per Paired Share under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a Paired Share on the date of exercise of the Stock Appreciation Right, by

               (ii) the number of Paired Shares with respect to which the Stock Appreciation Right shall have been exercised.

          (b) FORM OF PAYMENT. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in Paired Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such Paired Shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or Paired Shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.


IV.  RESTRICTED STOCK AWARDS.

     4.1  GRANTS.

          The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of Paired Shares to be issued, the date of such issuance, the consideration for such Paired Shares (but not less than the minimum lawful consideration) to be paid by the Participant and the restrictions imposed on such Paired Shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("restricted shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

     4.2  RESTRICTIONS.

          (a) PRE-VESTING RESTRAINTS. Except as provided in Section 1.9 and 4.1, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

          (b) DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

          (c) CASH PAYMENTS. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

     4.3  RETURN TO THE CORPORATION.

          Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vest that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.


V.   PERFORMANCE SHARE AWARDS AND STOCK BONUSES.

     5.1  GRANTS OF PERFORMANCE SHARE AWARDS.

          The Committee may, in its discretion, grant one or more Performance Share Awards to any Eligible Employee based upon such factors, which in the case of any Award to a Section 16 Person shall include but not be limited to the contributions, responsibilities and other compensation of the person, as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of Paired Shares (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any Paired Shares or cash to the Participant shall be based. The amount of cash or Paired Shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee, consistent with Section 6.11(c)(2), if applicable, may determine.

     5.2  GRANTS OF STOCK BONUSES.

          The Committee may grant a Stock Bonus to any Eligible Employee to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Stock Bonus may be granted independently or in lieu of a cash bonus.

     5.3  DEFERRED PAYMENTS.

          The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or Paired Shares that may become due or of cash otherwise payable under this Plan, and provide for accreted benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

VI.  OTHER PROVISIONS.

     6.1  RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES.

          (a) EMPLOYMENT STATUS. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

          (b) NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

          (c) PLAN NOT FUNDED. Awards payable under this Plan shall be payable in Paired Shares or Common Stock, as applicable, or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock or shares of Operating Company Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     6.2  ADJUSTMENTS; ACCELERATION.

          (a) ADJUSTMENTS. If the outstanding shares of Common Stock or the outstanding shares of Operating Company Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Corporation or of Operating Company, as the case may be, or if additional shares or new or different securities are distributed with respect to the outstanding shares of Common Stock or the outstanding shares of Operating Company Stock, through a reorganization or merger in which the Corporation or Operating Company, as the case may be, is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the shareholders of the Corporation or of Operating Company, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or the Operating Company Stock or a sale of substantially all the assets of the Corporation or of Operating Company as an entirety which in the judgment of the Committee materially affects the Common Stock or the Operating Company Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (A) the number and kind of shares of Common Stock, Operating Company Stock or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (B) the consideration payable with respect to Awards granted prior to any such change and the price, if any, paid in connection with Restricted Stock Awards or (C) the performance standards appropriate to any outstanding awards; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock or to holders of Operating Company Stock upon or in respect of such event; PROVIDED, HOWEVER, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to any Stock Appreciation Rights based upon the adjustments made to the Options to which they are related. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

          (b) ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. As to any or all Participants, upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant; PROVIDED, HOWEVER, that in no event shall any Award be accelerated as to any Section 16 Person to a date less than six months after the Award

Date of such Award. Notwithstanding the foregoing, except in the case of an Award of an Option, prior to a Change in Control Event, the Committee may determine that, upon its occurrence, there shall be no acceleration of benefits under Awards or determine that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establish a different time in respect of such event for such acceleration. In addition, the Committee may override the limitations on acceleration in this
Section 6.2(b) by express provision in the Award Agreement and may accord any Participant a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

          Notwithstanding any other provision of this Plan, this Section 6.2(b) shall be effective through September 30, 1997 and may not be amended or terminated during such period except as required by law or to make changes that do not diminish the benefits or rights provided by this Section 6.2(b). The Board may, in its sole discretion and for any reason, provide written notice of termination or amendment (effective as of the then applicable expiration date, but not with respect to a Change in Control Event occurring on or before such expiration date) no later than six months before the expiration date of this
Section 6.2(b). If such amendment or termination is not made, this Section 6.2(b) shall be automatically extended for an additional period of 60 months past the expiration date. This Section 6.2(b) shall continue to be automatically extended for an additional 60 months at the end of such 60-month period and each succeeding 60-month period unless notice is given in the manner described in this Section 6.2(b).

          (c) POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option or other right to acquire Common Stock or Paired Shares under this Plan has not been exercised prior to (i) a dissolution of the Corporation, (ii) a reorganization event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of a reorganization event described in
Section 6.2(a) that results in a Change in Control Event approved by the Board and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

          (d) GOLDEN PARACHUTE LIMITATIONS. In no event shall an Award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program which would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

     6.3  EFFECT OF TERMINATION OF EMPLOYMENT.

          The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, E.G., Retirement, early retirement, termination for cause, disability or death. Notwithstanding any terms to the contrary in an Award Agreement or this Plan, the Committee may decide in its complete discretion at the time of termination (or within a reasonable time thereafter) to extend the exercise period of an Award (although not beyond the period described in Section 2.3(b)) and the number of shares covered by the Award with respect to which the Award is exercisable or vested.

     6.4  COMPLIANCE WITH LAWS.

          This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of Paired Shares (or Common Stock) and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

     6.5  TAX WITHHOLDING.

          (a) CASH OR SHARES. Upon any exercise, vesting, or payment of any Award, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of Paired Shares (or Common Stock) under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, or the Committee may require (either at the time of the Award or thereafter), pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Paired Shares or shares of Common Stock, as applicable, to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

          (b) TAX LOANS. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to Paired Shares or Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law may establish and such loan need not comply with the provisions of Section 1.8.

     6.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.

          (a) BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

          (b) SHAREHOLDER APPROVAL. If any amendment would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 425 of the Code or any other applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

          (c) AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards that the Committee in the prior exercise of its discretion has imposed, without the consent of the Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award.

          (d) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

     6.7  EFFECT OF PAIRING AGREEMENT ON AWARDS.

          (a) PAIRING AGREEMENT. This Plan shall be subject to the terms and conditions of the Pairing Agreement.

          (b) PAIRED SHARES. All Awards (other than Options) shall be subject to the following:

               (i) the grant of any Award for Common Stock pursuant to this Plan shall also be for an equal number of shares of Operating Company Stock; upon the payment of a Restricted Stock Award, a Stock Appreciation Right, a Performance Share Award payable in Common Stock or a Stock Bonus, the Participant shall obtain a number of shares of Operating Company Stock equal to the number of shares of Common Stock to be issued upon payment;

               (ii) the grant of any Award for Operating Company Stock pursuant to this Plan shall also be for an equal number of shares of Common Stock; upon the payment of a Restricted Stock Award, a Stock Appreciation Right, a Performance Share Award payable in Operating Company Stock or a Stock Bonus, the Participant shall obtain a number of shares of Common Stock equal to the number of shares of Operating Company Stock to be issued upon payment.

          (c) STOCK CERTIFICATES. Upon payment of an Award (other than an Option), the person receiving Paired Shares shall be entitled to one stock certificate evidencing the Paired Shares acquired. Upon exercise of an Option and compliance with the provisions of Section 2.7, the person receiving Common Stock shall be entitled to one stock certificate evidencing the Paired Shares so acquired; provided that any person who tenders Paired Shares to the Corporation in payment of a portion or all of the purchase price of the stock purchased upon exercise of an Option, shall be entitled to receive two certificates, one representing a number of Paired Shares equal to the number of Paired Shares exchanged for the stock acquired upon exercise and compliance with the provisions of Section 2, and another representing the additional Paired Shares, if any, acquired upon exercise of the Option and compliance with the provisions of Section 2.7.

     6.8  PRIVILEGES OF STOCK OWNERSHIP.

          Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Paired Shares or Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     6.9  EFFECTIVE DATE OF THE PLAN.

          This Plan shall be effective as of December 15, 1994, the date of Board approval, subject to shareholder approval within 12 months thereafter.

     6.10 TERM OF THE PLAN.

          No Award shall be granted more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

     6.11 GOVERNING LAW; CONSTRUCTION; SEVERABILITY.

          (a) CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant California law.

          (b) SEVERABILITY. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (c) PLAN CONSTRUCTION. (1) It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

          (2) It is the further intent of the Company that Options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant, that are granted to or held by a Section 16 Person, shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

     6.12 CAPTIONS.

          Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     6.13 EFFECT OF CHANGE OF SUBSIDIARY STATUS.

          For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

     6.14 NON-EXCLUSIVITY OF PLAN.

          Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock and/or Operating Company Stock, under any other plan or authority.


VII. DEFINITIONS.

     7.1  DEFINITIONS.

          (a) "AWARD" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Stock Bonus, Dividend Equivalent or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

          (b) "AWARD AGREEMENT" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

          (c) "AWARD DATE" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

          (d) "AWARD PERIOD" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

          (e) "BENEFICIARY" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

          (f)  "BOARD" shall mean the Board of Directors of the Corporation.

          (g)  "CHANGE IN CONTROL EVENT" shall mean:

               (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Common Stock

     (the "Outstanding Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Corporation (except that an acquisition by virtue of the exercise of a conversion privilege shall not be considered within this clause (A) unless the converted security was itself acquired directly from the Corporation),
     (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidated, if, following such reorganization, merger or consolidation, the conditions described in clauses (A) and (B) of paragraph (3) below are satisfied;

               (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (3) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation (a "transaction"), unless, following such transaction in each case, (A) more than 80% of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such transaction and

     (B) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such transaction and any Person beneficially owning, immediately prior to such transaction, directly or indirectly, 20% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; or

               (4) Approval by the shareholders of the Corporation of (A) a complete liquidation or dissolution of the Corporation or (B) the sale or other disposition of all or substantially all of the assets of the Corporation, unless such assets are sold to a corporation and following such sale or other disposition, the conditions described in clauses (A) and
     (B) of paragraph (3) above are satisfied.

          (h) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (i)  "COMMISSION" shall mean the Securities and Exchange Commission.


          (j) "COMMITTEE" shall mean the Compensation Committee of the Board, which Committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be a Disinterested and Outside director.

          (k) "COMMON STOCK" shall mean the common stock of the Corporation, $.10 par value per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

          (l) "COMPANY" shall mean, collectively, the Corporation and its Subsidiaries.

          (m) "CORPORATION" shall mean Santa Anita Realty Enterprises, Inc., a Delaware corporation, and its successors.

          (n) "DISINTERESTED AND OUTSIDE" shall mean "disinterested" within the meaning of any applicable regulatory requirements, including Rule 16b-3, and "outside" within the meaning of Section 162(m) of the Code.

          (o) "DIVIDEND EQUIVALENT" shall mean an amount equal to the amount of cash dividends or other cash distributions paid (or such portion of such dividend or other distribution as may be designated by the Committee) with respect to each share of Common Stock after the date of an Award of a Dividend Equivalent.

          (p) "ELIGIBLE EMPLOYEE" shall mean an officer (whether or not a director) or any other employee of the Company, or any Other Eligible Person, as determined by the Committee in its discretion.

          (q) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          (r) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (s) "FAIR MARKET VALUE" shall mean, with respect to Common Stock or Operating Company Stock, the fair market value of an unpaired share of Common Stock or Operating Company Stock, as the case may be, as determined in good faith by the Committee. The Fair Market Value of a Paired Share shall mean the closing price of a Paired Share on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the Paired Shares are so listed or admitted to trade, on such date, or, if there is no trading of the Paired Shares on such date, then the closing price of the Paired Shares as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; provided, however, if the Paired Shares are not listed or admitted to trade on a national securities exchange, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for Plan purposes.

          (t) "INCENTIVE STOCK OPTION" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section.

          (u) "NONQUALIFIED STOCK OPTION" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

          (v) "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who is not an officer or employee of the Company.

          (w) "OPERATING COMPANY" means Santa Anita Operating Company, a Delaware corporation.

          (x) "OPERATING COMPANY STOCK" means the common stock of Operating Company, $.10 par value per share, and such other securities or property as may become subject of Awards or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

          (y) "OPTION" shall mean an option to purchase shares of Common Stock under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

          (z) "OTHER ELIGIBLE PERSON" shall mean any individual consultant, advisor or (to the extent provided in the next sentence) agent who renders or has rendered BONA FIDE services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee; PROVIDED that if the Corporation's officers and directors are or become subject to Section 16 of the Exchange Act, a Non-Employee Director shall not thereafter be selected as an Other Eligible Person. A non-employee agent providing BONA FIDE services to the Company (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (x) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (y) the Corporation's compliance with any other applicable laws.

          (aa) "PAIRED SHARE" means a share of Common Stock and a share of Operating Company Stock.

          (bb) "PAIRING AGREEMENT" means the Pairing Agreement between the Corporation and Operating Company, dated as of December 31, 1979, as it may be amended from time to time.

          (cc) "PARTICIPANT" shall mean an Eligible Employee who has been granted an Award under this Plan.

          (dd) "PERFORMANCE SHARE AWARD" shall mean an Award made pursuant to the provisions, and subject to the terms and conditions, of Article V of the Plan.

          (ee) "PERSONAL REPRESENTATIVE" shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

          (ff) "PLAN" shall mean this 1995 Share Award Plan.

          (gg) "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

          (hh) "RESTRICTED STOCK" shall mean Paired Shares awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting and such transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

          (ii) "RETIREMENT" shall mean retirement from active service as an employee or officer of the Company on or after attaining age 65.

          (jj) "RULE 16B-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act.

          (kk) "SECTION 16 PERSON" shall mean a person subject to Section 16(a) of the Exchange Act.

          (ll) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

          (mm) "STOCK APPRECIATION RIGHT" shall mean a right to receive a number of Paired Shares or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Paired Shares that is authorized under this Plan.

          (nn) "SUBSIDIARY" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (oo) "TOTAL DISABILITY" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

          EXECUTED this 15th day of December, 1995.

                              SANTA ANITA REALTY ENTERPRISES, INC.



                              By:       /s/ Brian L. Fleming
                                   --------------------------------------------

                                     Executive Vice President, Chief
                              Its:   Financial Officer and Secretary
                                   --------------------------------------------

       SANTA ANITA                                            SANTA ANITA REALTY
 LOGO  OPERATING COMPANY             PROXY                     ENTERPRISES, INC.



    THIS PROXY IS SOLICITED ON BEHALF OF THE RESPECTIVE BOARDS OF DIRECTORS

   The undersigned hereby appoints Richard S. Cohen, Arthur Lee Crowe and Stephen F. Keller as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated below, all the shares of Common Stock of Santa Anita Operating Company and Santa Anita Realty Enterprises, Inc. held of record by the undersigned on March 13, 1995, at the annual meetings of shareholders to be held on May 2, 1995 or any adjournment thereof.


           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE
                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY / /


                                                                         FOR ALL
                                                    FOR     WITHHOLD     EXCEPT*
1.  Election of Directors for Santa Anita           / /        / /         / /
    Operating Company--
    Nominees: Thomas P. Mullaney, William D.
    Schulte


    ------------------------------
    *Nominee Exception

                                                                         FOR ALL
                                                    FOR     WITHHOLD     EXCEPT*
2.  Election of Directors for Santa Anita           / /       / /         / /
    Realty Enterprises, Inc.--
    Nominees: Thomas P. Mullaney, William D.
    Schulte, Sherwood C. Chillingworth


    ------------------------------
    *Nominee Exception

                                                    FOR     AGAINST     ABSTAIN
3.  Approve the Santa Anita Operating Company       / /       / /         / /
    1995 Share Award Plan


                                                    FOR     AGAINST     ABSTAIN
4.  Approve the Santa Anita Realty Enterprises,     / /       / /         / /
    Inc. 1995 Share Award Plan

In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THIS CARD AND FOR APPROVAL OF EACH OF THE SHARE AWARD PLANS.


                                       Dated                              , 1995
                                            ------------------------------

Signature
         -----------------------------------------------------------------------


Signature if held jointly
                         -------------------------------------------------------
Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name, by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.